SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 15,1998

                          Community Capital Corporation
             (Exact Name of Registrant as Specified in Its Charter)

     South Carolina                  0-18460                 57-0866395
(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                      Identification)

              109 Montague Avenue, Greenwood, South Carolina 29646 (Address, Including Zip Code of Principal Executive Offices)

                                 (864) 941-8200
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective June 15, 1998, two of the wholly-owned banks of Community Capital Corporation, The Bank of Belton and Clemson Bank & Trust, consummated their previously announced acquisitions of three of Carolina First Bank's branch offices (the "Branches"). The Bank of Belton acquired two Carolina First Bank branch offices (the "Belton Branches") located in Belton and Honea Path, South Carolina (the "Belton Transaction"), and Clemson Bank & Trust acquired one Carolina First Bank branch office (the "Clemson Branch") located in Calhoun Falls, South Carolina (the "Clemson Transaction"). The Belton Transaction was carried out pursuant to the terms of the Purchase and Assumption Agreement dated February 25, 1998, by and between The Bank of Belton and Carolina First Bank (the "Belton Agreement"), and the Clemson Transaction was carried out pursuant to the terms of the Purchase and Assumption Agreement dated February 25, 1998, by and between Clemson Bank & Trust and Carolina First Bank (the "Clemson Agreement"). The Bank of Belton and Clemson Bank & Trust intend to continue to operate the Branches as full service retail banking offices.

         As part of the Belton Transaction, The Bank of Belton ("Belton Bank") acquired certain equipment and personal property associated with the Belton Branches for a purchase price of approximately $7,700, acquired loans plus accrued interest at the Belton Branches for a purchase price of approximately $1,608,000, and acquired other assets at the Belton Branches for a net purchase price of approximately $1,866,500 (collectively, the "Belton Assets"). Also, the Belton Bank acquired deposits at the Belton Branches totaling approximately $38,654,000, which included the payment of a premium, and assumed other liabilities totaling approximately $346,800 (collectively, the "Belton Liabilities"). The aggregate funds due to Carolina First Bank from the Belton Bank for the acquisition of the Belton Assets by the Belton Bank were credited against the aggregate funds due to the Belton Bank from Carolina First Bank for the assumption of the Belton Liabilities by the Belton Bank. Consequently, upon the closing of the Belton Transaction, the Belton Bank received a net cash payment of approximately $34,289,000 from Carolina First Bank for the difference in the amount of Belton Liabilities assumed and the purchase price of the Belton Assets.

         Similarly, as part of the Clemson Transaction, Clemson Bank & Trust ("Clemson Bank") acquired certain equipment and personal property associated with the Clemson Branch for a purchase price of approximately $3,700, acquired loans plus accrued interest at the Clemson Branch for a purchase price of approximately $580,000, and acquired other assets at the Clemson Branch for a net purchase price of approximately $729,000 (collectively, the "Clemson Assets"). Also, the Clemson Bank acquired deposits at the Clemson Branch totaling approximately $4,989,000, which included the payment of a premium, and assumed other liabilities totaling approximately $29,000 (collectively, the "Clemson Liabilities"). The aggregate funds due to Carolina First Bank from the Clemson Bank for the acquisition of the Clemson Assets by the Clemson Bank were credited against the aggregate funds due to the Clemson Bank from Carolina First Bank for the assumption of the Clemson Liabilities by the Clemson Bank. Consequently, upon the closing of the Clemson Transaction, the Clemson Bank received a net cash payment of

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approximately $3,789,000 from Carolina First Bank for the difference in the amount of Clemson Liabilities assumed and the purchase price of the Clemson Assets.
         Also as part of the transactions, Community Capital Corporation acquired the buildings, real property and other structural improvements comprising the Branches for an aggregate purchase price of approximately $625,000.

         The source of the funds used for the above-described transactions included a loan on June 15, 1998, to Community Capital Corporation from The Bankers Bank, a banking corporation organized under the laws of Georgia, in the original principal amount of $2,525,000. Additional sources of the funds were loans on June 15, 1998 from the five banks wholly-owned by Community Capital Corporation (Clemson Bank & Trust, The Bank of Barnwell County, The Bank of Belton, The Bank of Newberry County, and Greenwood Bank & Trust) in the aggregate original principal amount of $2,176,00.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b) Not applicable. The acquisitions described above were not the acquisition of a business as defined in Rule 11.01(d) of Regulation S-X.

         (c)  Exhibits.

         Exhibit 2.1 - Purchase and Assumption Agreement dated February 25, 1998, by and between The Bank of Belton and Carolina First Bank.

         Exhibit 2.2 - Purchase and Assumption Agreement dated February 25, 1998, by and between Clemson Bank & Trust and Carolina First Bank.

         Exhibit 99.1 -  Press Release of Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMMUNITY CAPITAL CORPORATION



Date: June 24, 1998                      By: /s/ James H. Stark
                                             -------------------
                                             James H. Stark
                                             Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit

2.1 Purchase and Assumption Agreement dated February 25, 1998 by and between The Bank of Belton and Carolina First Bank.

2.2 Purchase and Assumption Agreement dated February 25, 1998 by and between Clemson Bank & Trust and Carolina First Bank.

99.1              Press Release of Community Capital Corporation.

                                        5

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                                   EXHIBIT 2.1


              Purchase and Assumption Agreement dated February 25,
         1998 by and between the Bank of Belton and Carolina First Bank.

                                        6

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                        PURCHASE AND ASSUMPTION AGREEMENT

                                 BY AND BETWEEN




                               CAROLINA FIRST BANK


                                       AND


                               THE BANK OF BELTON










                                FEBRUARY 25, 1998





                THIS AGREEMENT IS SUBJECT TO BINDING ARBITRATION.

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         This PURCHASE AND ASSUMPTION AGREEMENT (this "Agreement") dated as of
February 25, 1998, by and between Carolina First Bank, a South Carolina banking corporation headquartered in Greenville, South Carolina ("Seller") and The Bank of Belton, a South Carolina banking corporation headquartered in Belton, South Carolina ("Purchaser"):


                                    PREAMBLE

         WHEREAS Purchaser and Seller operate banking operations;

         WHEREAS Seller wishes, upon the terms and conditions set forth herein, to sell certain assets and to transfer certain deposit and other liabilities associated with its operations to Purchaser;

         WHEREAS Purchaser wishes to buy such assets and assume such liabilities upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms have the definitions indicated.
         "Accrued Interest Payable" means interest on Deposits which is accrued but has neither been posted to a deposit account nor paid as of the Closing Date.
         "Accrued Interest Receivable" means interest on loans which is accrued but unpaid as of the Closing Date.
         "Adjustment Payment Date" shall have the meaning set forth in Section 4.3.
         "Agreement" shall mean this Agreement, including all schedules and exhibits attached hereto.
         "Appraised Value" shall mean the value of the Branch Premises as set forth in Seller's the most recent independent appraisals of the Branch Premises (which appraisals shall not have been made more than 12 months prior to the date hereof and which aggregate $450,000).
         "Assets" shall have the meaning set forth in Section 2.1.
         "Assumed Liabilities" shall have the meaning set forth in Section 2.3. "Branch" or "Branch Offices" means Seller's two branch offices located in the cities of Belton and Honea Path, South Carolina.
         "Branch Deposit" means a Deposit, including Accrued Interest Payable thereon, which has been opened at or assigned to the Branch Offices, other than Excluded Deposits.
         "Branch Loan" means (i) any loan fully secured by any Branch Deposit, and (ii) any checking line of credit or overdraft checking balance linked to any Branch Deposit, and (iii) any such other loans associated with the Branch Offices of such types or categories and in such amounts as are agreed upon by the parties hereto and listed on Schedule 2.1(e) hereto (it being acknowledged that Purchaser shall not have to purchase any loan which is not covered by clauses (i) or (ii) of this definition or which is not acceptable to it in its sole discretion as contemplated in clause (iii)), in all cases, together with any Accrued Interest Receivable thereon, the related Servicing Rights and all such loan documentation as may be possessed by Seller with respect to such Branch Loans. Schedule 2.1(e) shall set forth such items as shall be agreed upon by the parties hereto from time to time, but such Schedule shall be finalized at least 15 days prior to Closing.
         "Branch Premises" means the Real Property, and the improvements on the Real Property.

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


         "Branch Property" means all furniture, fixtures and equipment, automated teller machines and other tangible personal property owned by Seller and located in the Branch Offices (except for Excluded Assets), including, without limitation, the Branch Property described in Schedule 2.1(b) hereto.
         "Brokered Deposit" means a deposit, obtained, directly or indirectly, by or through any deposit broker as defined in Section 29(f) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1831(f) and the corresponding federal regulations, without regard to whether or not the depository institution in which such funds are deposited is not well capitalized for purposes of that section.
         "Business Day" means any Monday, Tuesday, Wednesday, Thursday, or Friday that is not a Federal or State holiday generally recognized by banks in the State of South Carolina.
         "Cash Items" means all cash items, suspense items and items in process of collection, that are related to the Branch Deposits and Branch Loans and (i) which, on the Closing Date, have not been outstanding and uncollected for a period in excess of 30 days, or (ii) which otherwise are acceptable to Purchaser.
         "Closing" and "Closing Date" shall have the meanings assigned to them in Section 4.1 of the Agreement.
         "Closing Payment" shall have the meaning set forth in Section 3.2. "Demand Deposits" means individual, partnership, corporate and any other negotiable deposits, including, without limitation, NOW accounts.
         "Deposit" shall have the meaning set forth in Section 3(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(l), including, without limitation, individual retirement accounts ("IRA") and cash management accounts.
         "Depository Institution" means any bank or savings association as those terms are defined in Section 3(c) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(c), and any credit union.
         "Effective Time" means the 12:01 a.m. on the Closing Date.
         "Employees" means the employees assigned to the Branch Offices from the date of the Agreement through Closing.
         "Equipment Leases" shall have the meaning set forth in Section 2.1(g). "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.
         "Excluded Assets" shall have the meaning set forth in Section 2.2. "Excluded Deposits" means (i) Brokered Deposits, (ii) deposits which are the subject of attachment, garnishment or other legal process, (iii) such other Deposits as are described on Schedule 2.4(a) hereto, and (iv) related Accrued Interest Payable on such Excluded Deposits.
         "FDIC" means the Federal Deposit Insurance Corporation.
         "Federal Funds Rate" shall be the weighted daily mean of the high and low rates quoted for Federal Funds in the Money Rates Column of The Wall Street Journal, or if not reported for such day, the average of such quotations for the last previous day for which such quotations were reported, for the period between the Closing Date and the Adjustment Payment Date.
         "Final Closing Statement" shall have the meaning set forth in Section 4.3.
         "GAAP" means generally accepted accounting principles, applied on a consistent basis.
         "Jumbo Deposit" means a certificate of deposit with a balance of one hundred thousand dollars ($100,000) or more.
         "Net Book Value" means the value of an asset on the books of Seller as of the Closing Date determined in accordance with GAAP, but without regard to any general allowance for credit losses.
         "Obligors" shall have the meaning set forth in Section 6.10(b). "Post-Closing Delivery Date" shall have the meaning set forth in
Section 4.3.
         "Purchase Value" means the value determined pursuant to Section 3.1. "Preliminary Closing Statement" shall have the meaning set forth in
Section 4.2.
         "Purchase Price" shall have the meaning set forth in Section 3.1.
         "Real Property" means the real property and all rights appurtenant thereto on which the Branches are located.

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         "Safe Deposit Leases" means all safe deposit contracts and leases listed on Schedule 2.1(f) for the safe deposit boxes located at the Branch Offices (as such Schedule may be amended by Seller as of the Effective Time), together with Seller's keys to, and Seller's records related to, such contracts and leases.
         "Servicing Rights" means the rights to service loans including, without limitation, any rights to receive compensation with respect to such servicing.


                                    ARTICLE 2
                       TRANSFER OF ASSETS AND LIABILITIES

         SECTION 2.1 SALE OF ASSETS. Subject to the terms and conditions set forth herein, on the Closing Date, Purchaser shall purchase from Seller and Seller shall sell, assign, convey and transfer to Purchaser all of its right, title and interest in the following assets associated with Seller and not otherwise excluded from transfer pursuant to the provisions of Section 2.2 below (collectively, the "Assets"):
         (a) [reserved]
         (b) the Branch Property and the Branch Premises;
         (c) all currency and coins on hand at the close of business on the Closing Date;
         (d) the Cash Items;
         (e) the Branch Loans;
         (f) the Safe Deposit Leases; and
         (g) all equipment leases listed on Schedule 2.1(g) for equipment or other Branch Property located at the Branch Offices (the
             "Equipment Leases").

         SECTION 2.2 ASSETS EXCLUDED FROM SALE. The following assets, among others, (collectively, the "Excluded Assets") shall not be transferred pursuant hereto:
         (a) all Seller's loans or other extensions of credit other than the Branch Loans;
         (b) all Seller signs;
         (c) any intellectual property of Seller, including, without limitation, all rights in the name "Carolina First Bank", "Carolina First Corporation" or any combination or derivation thereof, corporate logos, trademarks, trade names, service marks and service names, and any other similar intellectual property, together with any paper stock, forms and other supplies containing such names or intellectual property; and
         (d) any other assets which Purchaser deems unnecessary or incompatible with Purchaser's operation (e.g., teller equipment), which is identified in reasonable detail on Schedule 2.2(d) and any other assets listed on Schedule 2.2(d) (as such Schedule may be amended by mutual agreement as of the Effective Time).
Seller shall coordinate with Purchaser to remove the Excluded Assets from the Branch Offices on or prior to the Effective Time. Seller shall remove the Excluded Assets at its own cost and shall repair any damage caused by such removal.

         SECTION 2.3 ASSUMPTION OF LIABILITIES. Subject to the terms and conditions set forth herein, on the Closing Date, Seller shall assign and transfer to Purchaser, and Purchaser shall assume from Seller the following liabilities (collectively, the "Assumed Liabilities"):
         (a) the Branch Deposits and all obligations of Seller to provide services incidental to the Branch Deposits; provided, however, that Purchaser shall assume such obligations which are not customarily undertaken by depository institutions in the State of South Carolina in connection with Deposits only to the extent such obligations are disclosed by Seller on Schedule 2.3(a) hereto (and agreed to by Purchaser) and provided, further that Purchaser shall not assume such obligations to the extent that such assumption is prohibited by applicable law or by regulatory authorities;
         (b) the Equipment Leases;

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         (c) any other liabilities set forth on Schedule 2.3(c).

         SECTION 2.4 LIABILITIES NOT ASSUMED. Except for the liabilities specifically set forth in Section 2.3 of this Agreement or otherwise expressly assumed herein, Purchaser is not assuming any other liabilities or obligations of Seller, whether or not the same is in any way involved, either directly or indirectly, with the operation by Seller of its business or to which Seller may have become a party or liable by reason of its busi ness. Liabilities not assumed include, but are not limited to, the following:
         (a) Excluded Deposits;
         (b) Seller's cashier checks, money orders, interest checks and expense checks issued prior to Closing, consignments of U.S. Government E and EE bonds and any and all traveler's checks;
         (c) liabilities or obligations with respect to any litigation, suits, claims, demands or governmental proceedings arising, commenced or made known to Seller prior to Closing;
         (d) liabilities of Seller for or under any data processing contracts;
         (e) liabilities related to the safe deposit boxes at the Branch
             Offices of which Seller has actual knowledge at the Closing Date or that can reasonably be determined to have arisen prior to the Effective Time; and
         (f) all other liabilities or obligations related to or arising from Seller's operation of the Branch Offices or Seller's business prior to the Effective Time (except the Assumed Liabilities).

         SECTION 2.5 PROCEDURES REGARDING DEPOSITS ASSUMED. Purchaser and Seller agree to the following with respect to the Deposits assumed:
         (a) If, after the Closing Date, any such depositor, instead of accepting the obligation of Purchaser to pay Deposit liabilities assumed, shall demand payment from Seller for all or any part of any such assumed Deposit Liabilities, Seller shall not be liable or responsible for making such payment; provided, that if Seller pays the same in accordance with sound banking practices, Purchaser agrees to reimburse Seller for any such payments to the extent that such depositor has funds on deposit with Purchaser. Seller and Purchaser shall make appropriate arrangements to provide for the daily settlement with immediately available funds by Purchaser of checks, drafts, withdrawal orders, returns and other items presented to and paid by Seller within 120 days after the Closing Date and drawn on or chargeable to accounts that have been assumed by Purchaser. In order to reduce the continuing charges to Seller through the check clearing system of the banking industry that will result from check, draft or withdrawal order forms of Seller being used after the Closing Date by the depositors whose accounts are assumed, Purchaser agrees, at its cost and expense, and without charge to such depositors, to notify such depositors, on or before the Closing Date, in a form and on a date mutually acceptable to Seller and Purchaser, of Purchaser's assumption of Deposit liabilities and to furnish each depositor of an assumed Demand Deposit account with checks on the forms of Purchaser and with instructions to utilize Purchaser's checks and to destroy unused check, draft and withdrawal order forms of Seller. In addition, subsequent to regulatory approval, Seller will notify the affected customers by letter of the pending assignment of Seller's deposit accounts to Purchaser, which notice shall be in a form mutually agreeable to Seller and Purchaser.
         (b) Purchaser agrees to pay promptly to Seller an amount equivalent to the amount of any checks, drafts or withdrawal orders credited to an assumed account as of the Closing Date that are returned to Seller after the Closing Date.
         (c) Seller agrees to provide to Purchaser after the Closing Date such information as Purchaser may reasonably request to enable it to conduct a core deposit intangibles analysis of the Deposit liabilities.
         (d) Seller will render a final statement to each depositor of an account assumed under this Agreement as to transactions occurring through the Effective Time and will comply with all

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              laws, rules and regulations regarding tax reporting of
              transactions of such accounts through the Effective Time. Seller will be entitled to impose normal (bank-wide) fees, including but not limited to, normal quarter-end charges on savings accounts, or if the Closing does not occur at the end of a quarter, a prorata portion of the normal quarter-end charges on savings accounts, and service charges on a per-item basis, but Seller will not impose periodic fees or blanket charges in connection with such final statements.
         (e) As of the Effective Time, Purchaser, at its expense, will notify all Automated Clearing House ("ACH") originators of the transfers and assumptions made pursuant to the Agreement. For a period of 120 days beginning on the Effective Time, Seller will honor all ACH items related to accounts assumed under this Agreement which are mistakenly routed or presented to Seller. Seller will make no charge to Purchaser for honoring such items. Items mistakenly routed or presented after the 120-day period should be returned to the presenting party.
         (f) After the Closing Date, Purchaser agrees to use its best efforts to collect from Purchaser's customers amounts equal to any Visa or MasterCard charge backs under the MasterCard and Visa Merchant Agreements between Seller and its customers or amounts equal to any deposit items returned to Seller after the Closing Date by its Federal Reserve Bank which were honored by Seller prior to the Closing Date and remit such amounts so collected to Seller. Purchaser agrees to immediately freeze and remit to Seller any funds up to the amount of the charged back or returned item that had been previously credited by Seller if such funds are available at the time of notification by Seller to Purchaser of the charged back or returned item. Notwithstanding the foregoing, Purchaser shall have no duty to remit funds for any item or charge that has been improperly returned or charged to Seller.

         SECTION 2.6 INTEREST ADJUSTMENT. Purchaser and Seller agree to make such adjustment to interest paid on the Branch Deposits as may be necessary to reconcile the differences in their respective methods of calculation of interest to insure that depositors are paid the full amount of interest due to them.

         SECTION 2.7 SAFE DEPOSIT BUSINESS. On and after the Effective Time, Purchaser will assume and discharge Seller's obligations with respect to the safe deposit box business at the Branch Offices in accordance with the terms and conditions of contracts or rental agreements related to such business which are assigned to Purchaser, and Purchaser will maintain all facilities necessary for the use of such safe deposit boxes by persons entitled to use them. On and after the Effective Time, Purchaser shall maintain and safeguard the records related to such safe deposit box business transferred hereunder, and Purchaser shall be responsible for granting access to and protecting the contents of safe deposit boxes at the Branch Offices. Safe deposit box rental payment (not including late payment fees) applicable for periods both prior to and after the Effective Time and collected by Seller on or before the Effective Time shall be prorated as of the Effective Time.

         SECTION 2.8 BRANCH LOANS TRANSFERRED. (a) In connection with the transfer of any loans requiring notice to the borrower, Seller agrees to comply with all notice and reporting requirements of the loan documents or of any law or regulation.
         (b) All Branch Loans or other indebtedness transferred under this Agreement will be transferred without recourse and without any warranties or representations as to their collectibility or the creditworthiness of any of the Obligors of such Branch Loans.
         (c) On and after the Closing Date, Purchaser will be responsible for maintaining and safeguarding all Branch Loan files, documents and records (which have been transferred to Purchaser by Seller) in accordance with applicable law and sound banking practices.

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                                    ARTICLE 3
                                 PURCHASE PRICE

         SECTION 3.1 PURCHASE PRICE. As consideration for the purchase of the Assets and the assumption of liabilities hereunder, Purchaser shall pay to Seller, in the form and subject to the conditions set forth below, an aggregate purchase price calculated as follows (the "Purchase Price"):
         (a) One Hundred Percent (100%) of the Net Book Value of the Branch Property as shown on the most recent financial statements of Seller immediately prior to the Closing Date; plus
         (b) 100% of the Appraised Value of the Branch Premises; plus
         (b) One Hundred Percent (100%) of the face value of all currency and coins on hand at the Branch Offices on the Closing Date; plus
         (c) One Hundred Percent (100%) of the face value of all Cash Items;
             plus
         (d) One Hundred Percent (100%) of the Net Book Value of the Branch Loans; minus
         (e) Ninety-three and one/half Percent (93.5%) of the total amount of the Branch Deposits on deposit in Seller on the Closing Date excluding Jumbo Deposits; minus
         (f) One hundred Percent (100.00%) of the total amount of the Branch Deposits which are Jumbo Deposits.
         It is expressly understood that such Purchase Price is determined for purposes of calculating amounts due from the Purchaser to the Seller or from the Seller to the Purchaser and, except as may otherwise be stated explicitly by the parties, does not represent any agreement between the parties as to the determination of values of Assets for accounting or tax purposes.

         SECTION 3.2 PAYMENT OF THE PURCHASE PRICE. If the results of the above calculations are positive, that amount shall be paid by Purchaser to Seller, but if the results of the above calculation are negative, that amount shall be paid by Seller to Purchaser (in either case, the "Closing Payment"). The components of the Purchase Price shall be set forth on the Preliminary Closing Statement. All sums shall be paid in cash at Closing, by way of wire transfer of funds. Amounts paid at Closing shall be subject to subsequent adjustment based on the Final Closing Statement.


                                    ARTICLE 4
                                   THE CLOSING

         SECTION 4.1 THE CLOSING. The closing of the transactions contemplated here (the "Closing") shall take place on a date (the "Closing Date") as soon as reasonably practicable after receipt of all regulatory approvals and consents required in connection herewith and the expiration of all waiting periods required by law or regulation in connection with such approvals and consents, at the offices of Wyche, Burgess, Freeman & Parham, P.A. or at such other place and time as the parties hereto may mutually agree; provided, however, that in the event that Closing has not occurred by July 31, 1998, either party hereto shall have the right to terminate this Agreement.

         SECTION 4.2 PRELIMINARY CLOSING STATEMENT. Seller shall prepare a closing statement (the "Preliminary Closing Statement") in accordance with GAAP as of a date not earlier than 45 days prior to the Closing Date reflecting the calculation of the Purchase Price, including the assets to be sold and assigned hereunder and the liabilities to be transferred and assumed hereunder; provided, however, that the Preliminary Closing Statement shall reflect actual balances as of a date not more than 7 days prior to the Closing Date for coins and currency and deposits.

         SECTION 4.3 POST-CLOSING ADJUSTMENTS. (a) Not later than 10 calendar days after the Closing Date (the "Post-Closing Delivery Date"), Seller shall deliver to Purchaser a final closing statement dated as of the

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Closing Date and prepared in accordance with GAAP reflecting the Assets sold and assigned and the liabilities transferred and assumed hereunder as of the Closing Date (the "Final Closing Statement"). Seller shall afford Purchaser and its accountants and attorneys the opportunity to review all work papers and documentation used by Seller in preparing the Final Closing Statement. Within 10 calendar days following the Post-Closing Delivery Date (the actual date being "Adjustment Payment Date"), Seller and Purchaser shall effect the transfer of any funds as may be necessary to reflect changes in such assets and liabilities between the Preliminary Closing Statement and the Final Closing Statement together with interest thereon computed from the Closing Date to the Adjustment Payment Date at the applicable Federal Funds Rate. Adjustments shall be made for all items which would adjust the amount of assets transferred and liabilities assumed, including but not limited to, not-sufficient-funds checks, mis-postings and accounting errors. Without limiting the foregoing, if the balance due on any Branch Loan purchased has been reduced by Seller as a result of a payment by check received prior to the Effective Time, which item is returned after the Closing Date, the asset value represented by the Branch Loan transferred shall be correspondingly increased and an amount in cash equal to such increase shall be paid by Purchaser to Seller promptly upon demand.
         (b) In the event that a dispute arises as to the appropriate amounts to be paid to either party on the Adjustment Payment Date, each party shall pay to the other on such Adjustment Payment Date all amounts other than those as to which a dispute exists. Any disputed amounts retained by a party which are later found to be due to the other party shall be paid to such other party promptly upon resolution with interest thereon from the Adjustment Payment Date to the date paid at the applicable Federal Funds Rate. The parties agree to arbitrate any disputes arising under this subsection (b). Arbitration shall be by single arbitrator experienced in the matters at issue and selected by the Purchaser and the Seller and in accordance with the Commercial Arbitration Rules of the American Arbitration Association. In the event the parties cannot agree on an arbitrator, each party shall select an arbitrator and the two arbitrators shall select a third. The arbitration shall be held in such place in Greenville, South Carolina as may be specified by the arbitrator(s), and shall be conducted in accordance with the Commercial Arbitration Rules existing at the date thereof of the American Arbitration Association to the extent not inconsistent with this Agreement. The decision of the arbitrator(s) shall be final and binding as to any matters submitted, and any judgment thereon promptly shall be satisfied; provided, however, that if necessary, such decision and satisfaction may be enforced by either Purchaser or Seller in any court of record having jurisdiction over the subject matter or over any of the parties of this Agreement. All costs and expenses incurred in connection with any such arbitration proceeding shall be borne by the party against which the decision is rendered, or, if no decision is rendered, or if the decision is a compromise, equally by Purchaser as one party and Seller, as the other party.

         SECTION 4.4 CLOSING DELIVERIES OF SELLER AT CLOSING. At the Closing, the following shall be delivered by Seller to Purchaser:
         (a) Deeds with respect to the Real Property of the same type pursuant to which Seller acquired the Real Property ("Deeds");
         (b) A Bill of Sale, in substantially the form attached hereto as Exhibit B (the "Bill of Sale").
         (c) An assignment and assumption agreement, in substantially the form attached hereto as Exhibit C (the "Assignment and Assumption Agreement");
         (d) Consents from third persons that are required to effect the assignment set forth in the Assignment and Assumption Agreement, including, but not limited to, the lessors under the Equipment Leases (to the extent required);
         (e) A certificate of a proper officer of Seller, dated the Closing Date, certifying to the fulfillment of all conditions which are the obligation of Seller and that all of the representations and warranties of Seller set forth in this Agreement remain true and correct in all material respects on the Closing Date;
         (f) Certified copies of (A) the Articles of Incorporation and Bylaws of Seller and (B) a resolution of the Board of Directors of Seller, approving the transactions contemplated hereby;
         (g) An opinion of counsel reasonably acceptable to Purchaser's counsel covering matters typically included in transactions of this type, including opinions to the effect that (A) Seller is duly organized, validly existing and in good standing under the laws of South Carolina, (B) this Agreement, the Deeds, the Bill of Sale and the Assignment and Assumption Agreement have been duly authorized, executed and delivered by Seller and are the legal, valid and binding agreements of Seller enforceable against Seller in accordance with their terms, except as enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency or similar laws or equitable principles affecting the enforcement of creditors' rights generally or depository institutions the accounts of which are insured by the FDIC and except as enforcement is subject to general principles of equity, whether applied in a proceeding in equity or at law, and (C) all proceedings or consents required by law or regulation to be taken or obtained by Seller in connection with the transactions provided for by this Agreement have been duly and validly taken or obtained;
         (h) Such incumbency and other certificates and other documents as Purchaser and its counsel may reasonably require to evidence the receipt by Seller of all necessary corporate and regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement;
         (i)  The Preliminary Closing Statement;

         (j)  All Assets capable of physical delivery;
         (k) A letter addressed to Purchaser from a reputable heating and air conditioning service company stating that an inspection was made of the heating and air conditioning system of each Branch Office within 20 days of Closing and that at such inspection the systems were in good working condition; and
         (l) A letter addressed to Purchaser from a reputable pest control company stating that an inspection was made of each Branch Office within 20 days of the Closing and that at the time of such inspection there was no termite or other insect infestation, no decay fungi or fungi damaged wood, no excessive moisture conditions and no mold or sap stain fungi.

         SECTION 4.5 DOCUMENTS OF PURCHASER TO BE DELIVERED AT CLOSING. At Closing, the following documents shall be delivered by Purchaser to Seller:
         (a)  [reserved];
         (b)  The Assignment and Assumption Agreement;
         (c) A certificate and receipt acknowledging the delivery and receipt of possession of the property and records referred to in this Agreement.
         (d) A certificate of proper officers of Purchaser, dated the Closing Date, certifying to the fulfillment of all conditions which are the obligation of Purchaser and that all of the repre sentations and warranties of Purchaser set forth in this Agreement remain true and correct in all material respects on the Closing Date;
         (e) Certified copies of (A) the Articles of Incorporation and Bylaws of Purchaser and (B) a resolution of the Board of Directors of Purchaser, approving the transactions contemplated hereby;
         (f) An opinion of counsel reasonably acceptable to Seller's counsel covering matters typically included in transactions of this type, including opinions to the effect that (A) Purchaser is duly organized, validly existing and in good standing under the laws of South Carolina, (B) this Agreement, and the Assignment and Assumption Agreement have been duly authorized, executed and delivered by Purchaser and are the legal, valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms, except as enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency or similar laws or equitable principles affecting the enforcement of creditors' rights generally or depository institutions the accounts of which are insured by the FDIC and except as enforcement is sub ject to general principles of equity, whether applied in a proceeding in equity or at law, and (C) all proceedings or consents required by law or regulation to be taken or obtained by

              Purchaser in connection with the transactions provided for by this Agreement have been duly and validly taken or obtained;
         (g) Such certificates and other documents as Purchaser and its counsel may reasonably require to evidence the receipt by Purchaser of all necessary corporate and regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement; and

         (h)  The Preliminary Closing Statement.

         SECTION 4.6 MAGNETIC MEDIA RECORDS. Seller agrees to prepare at its expense and deliver to Pur chaser magnetic media records in a format consistent with BISYS file not later than 10 days prior to the Closing Date, and further shall deliver to Purchaser such records updated on the Closing Date, which records shall contain the information related to the Branch Loans and Deposits assumed above.


                                    ARTICLE 5
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser warrants and represents to Seller as set forth below, which representations and warranties shall survive the Closing Date for a period equal to the greater of 12 months from Closing or 90 days after the next succeeding fiscal year end of Purchaser following the Closing (the "Warranty Period").

         SECTION 5.1 CORPORATE ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina.

         SECTION 5.2 ENFORCEABLE AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by Purchaser and is a valid, binding, and enforceable obligation of Purchaser.

         SECTION 5.3 NO VIOLATION. The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of Purchaser's charter or bylaws, nor result in the breach of any term or provision of, nor conflict with, nor constitute a default under, nor result in, the acceleration of any obligation under any agreement or other instrument to which Purchaser or its property is subject, nor result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser is subject. There is no action, suit or proceeding pending against the Purchaser, or to its knowledge threatened, before any court or arbitrator or any governmental body, agency or official which could materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement or which in any manner questions the validity of this Agreement.

         SECTION 5.4 BROKER OR FINDER. Purchaser has not employed any broker or finder in connection with this transaction.

         SECTION 5.5 NECESSARY CONSENTS. Except for any necessary filings with, and approvals and authorizations of the applicable bank regulatory authorities, or except as expressly contemplated herein, no consent, approval, authorization, registration, or filing with any governmental authority or private third party, is required on the part of Purchaser in connection with the execution and delivery of this Agreement or the consummation by Purchaser of the transactions contemplated hereby (except such consents, approvals authorizations registrations or filings as shall have been made or obtained on or before Closing).

         SECTION 5.6 INFORMATION FOR REGULATORY APPLICATIONS. The information furnished or to be furnished by the Purchaser to Seller for the purpose of enabling Seller to complete and file applications with any regulatory body is or will be true and complete in all material respects as of the date so furnished.

                                    ARTICLE 6
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller warrants and represents to Purchaser as follows, which representations and warranties shall survive the Closing Date for the duration of the Warranty Period:

         SECTION 6.1 CORPORATE ORGANIZATION. Seller is a South Carolina corporation duly organized, validly existing, and in good standing under the laws of the South Carolina and has the corporate power and is duly qualified to carry on its business where and as now conducted and to own the Branch Property and operate the Branch Offices.

         SECTION 6.2 ENFORCEABLE AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by Seller and is a valid, binding, and enforceable obligation of Seller.

         SECTION 6.3 NO VIOLATION. The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of Seller's charter or its bylaws, nor result in the breach of any term or provision of, nor conflict with, nor constitute a default under, nor result in, the acceleration of any obligation under any agreement or other instrument to which Seller or any of its property is subject, nor result in the violation of any law, rule, regulation, order, judgment or decree to which Seller is subject.

         SECTION 6.4 BROKER OR FINDER. Seller has not employed any broker or finder in connection with this transaction.

         SECTION 6.5 MARKETABLE TITLE. The Assets, when transferred, shall be sold, assigned, transferred, and conveyed free and clear of (i) all liens, encumbrances, security interests or charges of any kind except as specifically provided otherwise herein, and (ii) all liabilities and obligations of Seller, except as provided herein.

         SECTION 6.6 BRANCH PREMISES AND BRANCH PROPERTY. The following representations are made with respect to the Branch Premises and the Branch Property.
         (a) Seller has not utilized, discharged, dispersed, released, stored, generated, disposed of, or allowed to escape on the Branch Premises, any pollutants or other toxic or hazardous substances except for cleaning supplies used in reasonable amounts and for their ordinary purpose. Seller has not installed, used, incorporated into, or disposed of any asbestos or asbestos-containing materials in or on the Branch Premises. Seller has not used or disposed of any polychlorinated biphenyls on or in the Branch Premises or the Branch Property in any form. To the best of Seller's knowledge, no underground storage tanks are located on the Branch Premises or were located on the Branch Premises and were subsequently removed or filled. To the best of Seller's knowledge, no investigation, administrative order, consent order and agreement, litigation, or settlement with respect to any hazardous or toxic substances is proposed, threatened, anticipated or in existence with respect to the Branch Premises. Seller has no knowledge of information concerning (i) pollutants or other toxic or hazardous substances which may be on the Branch Premises as a result of any acts, or failures to act by third parties, or (ii) any condition of the Branch Premises or Branch Property which may reasonably be expected to result in environmental liability to Purchaser.
         (b) Except as expressly provided herein, no other representations are made with respect to the Branch Premises or the Branch Property and Purchaser agrees that such Branch Premises and Branch Property are being acquired "as is."
         (c) Seller does hereby grant to Purchaser, its agents, engineers, surveyors, appraisers, auditors and other representatives the right to enter upon the Branch Offices to inspect, examine and survey, obtain engineering inspections, appraise and otherwise do that which, in the reasonable opinion of Purchaser is necessary to determine the boundaries, acreage and condition of the Branch Offices and Branch Property, to determine the suitability of the Branch Offices and Branch Property for the uses intended by Purchaser, its topographical conditions, the presence or absence of subsurface water and rock, and to make all necessary tests to determine the physical condition of the Branch Offices and Branch Property. Purchaser agrees to indemnify and hold Seller harmless from and against all losses, damages, costs and expenses incurred by Seller arising out of Purchaser's performance of such surveys, studies and tests. Seller agrees to cooperate fully with Purchaser and Purchaser's agents and representatives in the conduct and performance of the various surveys, reviews, investigations, audits, inspections and other examinations contemplated herein. If Purchaser objects to the condition of one or more Branch Offices or any other portion thereof, Purchaser shall give Seller written notice of the items of repair or replacement necessary to place such portion of the Branch Offices (including but not limited to electric system, plumbing, and roof) in good repair and in structurally sound operating conditions ("Repair Items"). In the event that such Repair Items will cost $33,000 or less to repair, Seller shall repair such Repair Items on or before Closing. In the event that such Repair Items will cost more than $33,000 to repair, Seller shall not have the obligation to repair such Repair Items, and in the event that Seller elects not to repair, Purchaser may terminate this Agreement (although, in the event that such Repair Items exceed $33,000, Purchaser may require Seller to pay the $33,000 and proceed to Closing).

         SECTION 6.7 LEGAL ACTION. There is no action, suit, proceeding or investigation pending, nor to the knowledge of Seller, threatened against Seller before any court, arbitrator or administrative or governmental body which may result in any materially adverse change in the Assets or Branch Deposits or which could materially and adversely affect the ability of Seller to perform its obligations under this Agreement or which in any manner questions the validity of this Agreement. Seller is not subject to any injunction, order or decree of any court or administrative agency (directed only at Seller) which relates to or affects the Branch Offices.

         SECTION 6.8 ACCURACY OF RECORDS. As of the Closing Date, all records related to the Branch Deposits and the Assets, which will be transferred to Purchaser by Seller hereunder are true and correct in all material respects, including genuineness of signatures.

         SECTION 6.9 INFORMATION FOR REGULATORY APPLICATIONS. The information furnished or to be furnished by Seller to Purchaser for the purpose of enabling Purchaser to complete and file applications with any regulatory body is or will be true and complete in all material respects as of the date so furnished.

         SECTION 6.10 BRANCH LOANS. The following representations are made with respect to the Branch Loans:
         (a) None of the Branch Loans were made or administered in violation of any law, regulation or ordinance, including without limitation, the South Carolina Consumer Protection Code, the Federal Truth-in-Lending Act and all regulations promulgated thereunder, and all applicable consumer credit or usury laws of any applicable jurisdiction, such that its enforceability or the benefits inuring to the Purchaser thereunder would be impaired in any material respect.
         (b) Each of the Loans (i) is a valid and binding obligation of each obligor, maker, co-maker, guarantor, endorser or debtor (such persons hereinafter collectively referred to as "Obligors") thereof or thereunder and is evidenced by valid and binding promissory notes and, as the case may be, instruments of security executed by the respective Obligors, each of whom at the time of such execution had capacity to contract and each of whose signatures on such instruments is such person's true signature,
              (ii) is enforceable in accordance with its terms (except for applicable bankruptcy or similar laws affecting the enforcement of creditors rights generally), and no Obligor with respect to any of the Loans has or will have any right of defense, setoff or counterclaim against Seller, and (iii) is free from any events of default thereunder by Seller which impair collectibility.

         SECTION 6.11 COMPLIANCE WITH LAWS. Seller is in material compliance with all laws, ordinances, and regulations that govern such Seller's ownership and present use of the Assets, Branch Premises, Branch Offices and Branch Property, the violation of which would have a material adverse effect on the Assets, the Branch Premises, Branch Offices, or Branch Property. To Seller's actual knowledge, all of the Assets, Branch Offices, Branch Premises, and Branch Property sold hereunder, materially comply with applicable environmental, zoning, health, OSHA, consumer products, and fire safety regulations.

         SECTION 6.12 NECESSARY CONSENTS. Except for any necessary filings with, and approvals and authorizations of the applicable bank regulatory authorities, or except as expressly contemplated herein, no consent, approval, authorization, registration, or filing with any governmental authority or private third party, is required on the part of Purchaser in connection with the execution and delivery of this Agreement or the consummation by Purchaser of the transactions contemplated hereby (except such consents, approvals authorizations registrations or filings as shall have been made or obtained on or before Closing).

         SECTION 6.13 WORKER'S COMPENSATION. There are no worker compensation or similar claims or actions pending or, to Seller's knowledge threatened, and Seller does not know of acts which would make such claims timely, by employees of Seller currently employed at the Branch Offices.

         SECTION 6.14 PAYABLES. Except for specific liabilities expressly assumed hereunder, Seller will pay all accounts payable, taxes, assessments, and charges respecting the Assets or the Branch Offices incurred prior to the Effective Time within a reasonable amount of time following Closing, except for any such accounts payable, taxes, assessments or charges which are being reasonably contested in good faith.

         SECTION 6.15 ZONING. To the best of the knowledge of Seller's officer executing this Agreement, each Branch Premises is in compliance with applicable zoning laws and ordinances and such officer is not aware that the status of such zoning is in question or subject to change by the appropriate governmental authorities.

         SECTION 6.16 DISCLOSURE. To the best of Seller's knowledge, all information and data furnished by Seller to Purchaser with respect to the Assets, Branch Offices, Branch Premises, and Branch Property is materially true, correct, and complete, and not materially misleading.


                                    ARTICLE 7
                            COVENANTS OF THE PARTIES

         SECTION 7.1 ACCESS. Seller shall afford to the officers and authorized representatives of the Purchaser, upon prior notice, access to the properties, books, and records pertaining to the Branch Offices in order that Purchaser may have full opportunity to make reasonable investigations, at reasonable times without interfering with Seller's normal business and operations, of the affairs of the Seller which relate to the Branch Offices and the condition of each Branch Office. The officers of Seller shall furnish Purchaser with such additional financial and operating data and other information as to its business and properties as Purchaser may, from time to time, reasonably request and as shall be available, including, without limitation, information required for inclusion in all governmental applications and filings necessary to effect this transaction. In the event an audit is required by any governmental agency on the Branch Offices and/or Seller's operations conducted thereat, Seller shall timely cooperate and assist Purchaser, at Purchaser's expense, with all reasonable requests for information and documentation submitted to Seller by Purchaser or Purchaser's accountants. Nothing in this paragraph shall be deemed to require Seller to breach any obligation of confidentiality or to reveal any proprietary information, trade secrets or marketing or strategic plans. Without limiting the foregoing, as of the date hereof, Seller will provide Purchaser with access to Seller's environmental records and such rights of investigation as are possessed by Seller with respect to the Branch Premises for purposes of conducting environmental investigations. The cost of any such investigation shall be borne entirely by Purchaser.

         SECTION 7.2 FEES AND EXPENSES. Purchaser shall be responsible for the payment of all regulatory fees related to this transaction. Purchaser shall not be responsible for any income tax liability of Seller arising from the business or operations of Seller on or before the Closing Date, and Seller shall not be responsible for any tax liabilities of Purchaser arising from the business or operations of the Branch Offices after the Closing Date. Utility payments, telephone charges, real property taxes, personal property taxes, rent, salaries, deposit insurance premiums, other ordinary operating expenses of Seller and other standard expenses related to the liabilities assumed or assets purchased hereunder shall be prorated between the parties as of the Closing Date. Purchaser shall be responsible for the costs of all title examinations, title insurance fees, surveys, its own attorneys' and accountants' fees and expenses, recording costs, transfer fees, and other expenses arising in connection therewith. Seller shall be responsible for its own attorneys' and accountants' fees and expenses related to this transaction and documentary stamps and deed recording fees relating to the Real Property. Any items which are required to be prorated hereunder which cannot be prorated, because of a lack of sufficient information, by the Closing Date shall be prorated as soon as the requisite information is available. The post closing adjustments necessitated by any such proration shall be effected on the Adjustment Payment Date.

         SECTION 7.3 REGULATORY APPROVALS. Each party shall use its respective best efforts to obtain all necessary regulatory approvals. Within 30 days following the execution of this Agreement, Purchaser shall prepare and file applications required by law with the appropriate regulatory authorities for approval to consummate the transactions contemplated herein. Purchaser agrees to proceed with the preparation of such applications in a diligent manner and to provide Seller with a copy of all such applications filed (except for any confidential portions thereof).

         SECTION 7.4 CONDUCT OF BUSINESS PENDING CLOSING. From the date hereof to Closing, Seller covenants and agrees to the following:
         (a) Seller shall conduct its business only in the ordinary course; maintain a pricing structure of deposit liabilities consistent with local market conditions and good business practice, and not increase interest rates paid on deposit liabilities above those generally offered in the Branch Offices' markets; use its best efforts to preserve its business operation as conducted, and to preserve for the Purchaser the good will of its customers; exercise reasonable efforts to cooperate with and assist Purchaser in assuring the orderly transition of such business from the Seller to Purchaser; provided, however, that nothing in this paragraph shall be construed as requiring Seller to engage in activities or efforts outside the ordinary course of business as presently conducted;
         (b) Except as disclosed in Schedule 7.4(b), Seller shall not enter into any contracts on behalf of or affecting the Assets or the Branch Offices in excess of $5,000 without prior consent of Purchaser.
         (c) Seller shall maintain (i) insurance sufficient to replace the Assets in the event of their destruction, and (ii) all other insurance policies in existence on the date hereof at their current levels.
         (d) Seller shall maintain the Branch Premises and Branch Property in its current condition and in a manner conducive to normal business operations, ordinary wear and tear excepted.

         SECTION 7.5 REMOVAL OF SIGNS. Seller agrees to repair any damage caused by the removal of the signs which are not being transferred to Purchaser hereunder.

         SECTION 7.6 TRANSFER OF RECORDS. Seller shall assign, transfer and deliver to Purchaser such of the following records pertaining to the Deposits as exist and are available in whatever form or medium is maintained by Seller: (A) signature cards, orders and contracts between the Seller and depositors, and records of similar character, (B) deposit slips and canceled checks or withdrawal orders representing charges to depositors, and (C) records of account maintained at the Branch Offices. Seller shall retain all books and records of account relating to the Branch Deposits which are not ordinarily maintained at the Branch Offices, shall maintain such books and records of account for as long as may be required by applicable law for the joint benefit of itself and the Purchaser, and will permit the Purchaser or its representatives, at any reasonable time and at the Purchaser's expense, to inspect, make extracts from or copies of, any such files, books of account, or records as Purchaser shall deem reasonably necessary.

         SECTION 7.7 MAINTENANCE OF RECORDS BY PURCHASER. On and after the Closing Date, Purchaser shall become responsible for maintaining the files, documents and records delivered to Purchaser pursuant to this Agreement. Purchaser will preserve and safekeep them as required by applicable law and sound banking practice for the joint benefit of Seller and Purchaser. After the Closing Date, Purchaser will permit Seller and its representatives, for reasonable cause (and for no other purpose, it being acknowledged that competitive reasons shall not be reasonable), at reasonable times and upon reasonable notice and at Seller's expense, to examine, inspect, copy and reproduce any such files, documents or records as Seller deems reasonably necessary.

         SECTION 7.8 FIDUCIARY RELATIONSHIPS. Purchaser agrees to assume all of the fiduciary relationships of Seller arising out of any IRA deposits assumed by Purchaser pursuant to Section 2.4 hereof, to the same extent as if Purchaser had originally acquired, incurred or entered into such fiduciary relationships. Notwithstanding anything in this Agreement to the contrary, however, Purchaser will not assume or be responsible for any act or failure to act of Seller in connection with such IRA deposits prior to the Closing Date.

         SECTION 7.9 PERFORMANCE OF LIABILITIES. Purchaser agrees to honor, to the extent that such depositor has funds on deposit with Purchaser, all properly payable checks, drafts, and non-negotiable withdrawal orders on forms previously provided by Seller with respect to the Branch Deposits to the same extent as if the checks, drafts, or orders were drawn on forms provided by Purchaser with respect to similar deposits or accounts for a period of 120 days following the Closing Date, and shall hold Seller harmless with respect to any wrongful dishonor by Purchaser thereof within such period. Purchaser agrees to honor all previously authorized ACH transfers with respect to the Branch Deposits to the same extent as if the ACH transfer were made with respect to similar deposits or accounts at Purchaser for a period of ninety (90) calendar days following the Closing Date, and shall hold Seller harmless with respect to any wrongful dishonor by Purchaser thereof within such period.

         SECTION 7.10 FURTHER ASSURANCES OF PURCHASER. On and after the Closing Date, Purchaser shall give such further assurances to Seller and upon Seller's request shall execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as may be necessary and appropriate to effectively relieve and discharge Seller from any obligations remaining under the Branch Deposits; provided, however, that Purchaser need not incur any material costs or expenses in connection with the undertakings contained in this sentence unless Seller agrees to bear such costs or expenses. In particular, and without limiting the foregoing:
         (a) Purchaser will remit to Seller promptly after receipt by Purchaser after the Closing Date at any of its offices all amounts intended for deposit to accounts at Seller which were not transferred to Purchaser pursuant to the Agreement; and
         (b) With respect to checks or drafts drawn against accounts of Seller which were not transferred to Purchaser pursuant to this Agreement, Purchaser will cooperate with Seller and take all reasonable steps requested by Seller to ensure that, on and after the Closing Date, each such item which is coded for presentment to Purchaser or to any bank for the account of Purchaser is delivered to Seller in a timely manner and in accordance with applicable law and clearing house rules or agreement.

         SECTION 7.11 FURTHER ASSURANCES OF SELLER. On and after the Closing Date, Seller shall (i) give such further assistance to Purchaser and shall execute, acknowledge and deliver all such bills of sale, deeds, acknowledgments and other instruments and take such further action as may be necessary and appropriate effectively to vest in Purchaser full, legal and equitable title to the Assets, and (ii) use its best efforts to assist Purchaser in the orderly transition of the liabilities being acquired by Purchaser; provided, however, that Seller need not incur any material costs or expenses in connection with the undertakings contained in this sentence unless such costs or expenses are paid by Purchaser. In particular, and without limiting the foregoing:
         (a) Seller will remit to Purchaser promptly after receipt by Seller after the Closing Date at any of its other offices all amounts intended for deposit to the accounts which are part of the Branch Deposits or otherwise relating to the Branch Deposits; and
         (b) With respect to checks or drafts drawn against accounts which are Branch Deposits, Seller will cooperate with Purchaser and take all reasonable steps requested by Purchaser to ensure that, on and after the Closing Date, each such item which is coded for presentment to Seller or to any bank for the account of Seller is delivered to Purchaser in a timely manner and in accordance with applicable law and clearing house rules or agreement; and
         (c)  After Closing, Seller shall assist Purchaser for a period of 30 days in any research reasonably requested by Purchaser with respect to Branch Loans and Branch Deposits.

         SECTION 7.12 INTEREST REPORTING. Seller shall report from January 1, 1998 through the Closing Date all interest credited to, interest withheld from, and early withdrawal penalties charged to the Branch Deposits which are assumed by Purchaser under this Agreement. Purchaser shall report from the day after the Closing Date through the end of the calendar year all interest credited to, interest withheld from, and early withdrawal penalties charged to the Branch Deposits assumed by Purchaser. Said reports shall be made to the holders of these accounts and to the applicable Federal and State regulatory agencies.

         SECTION 7.13 TRAINING SESSIONS. All training sessions and other staff meetings and other staff communications shall be coordinated with a designated Seller representative prior to any such sessions, meetings or communications.

         SECTION 7.14 NONCOMPETITION OF SELLER. For a period of two years following the Closing Date, Seller agrees not to establish branch locations within 12 miles of any of the Branch Offices (the "Designated Area"). Notwithstanding the foregoing, the acquisition of a financial institution or of substantially all of the branch locations of a financial institution headquartered outside of the Designated Area, which has banking locations in the Designated Area shall not constitute a violation of this Section.


                                    ARTICLE 8
                       CONDITIONS TO SELLER'S OBLIGATIONS

         The obligation of Seller to complete the transactions contemplated in this Agreement are conditioned upon fulfillment (or waiver by Seller), on or before the Closing Date, of each of the following conditions:

         SECTION 8.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in this Agreement shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms hereof or consented to by Seller.

         SECTION 8.2 OBLIGATIONS PERFORMED. Purchaser shall (a) deliver to Seller those items required by Section 4.5 hereof and (b) perform and comply in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

         SECTION 8.3 REGULATORY APPROVAL. The parties hereto shall have received from the appropriate regulatory authorities approval of the transactions contemplated herein and approval for Purchaser to operate the Branch Offices, and all notice and waiting periods required by law to pass shall have passed and no proceeding to enjoin, restrain, prohibit or invalidate such transactions shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.

         SECTION 8.4 NO ADVERSE LITIGATION. On the Closing Date, no action, suit or proceeding shall be pending or threatened against Purchaser which is reasonably likely to materially and adversely affect the transaction contemplated herein.


                                    ARTICLE 9
                      CONDITIONS TO PURCHASER'S OBLIGATIONS

         The obligation of Purchaser to complete the transactions contemplated in this Agreement are conditioned upon fulfillment (or waiver by Purchaser), on or before the Closing Date, of each of the following conditions:

         SECTION 9.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Seller in this Agreement shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms hereof or consented to by Purchaser.

         SECTION 9.2 OBLIGATIONS PERFORMED. Seller shall (a) deliver to Purchaser those items required by Section 4.4 hereof and (b) perform and comply in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

         SECTION 9.3 NO ADVERSE LITIGATION OR CHANGE. On the Closing Date, no action, suit or proceeding shall be pending or threatened against Seller which is reasonably likely to (a) materially and adversely affect the Assets or the Branch Deposits or (b) materially and adversely affect the transactions contemplated herein. There shall have been no material adverse change in the Assets, Branch Deposits or the operations of the Branch Offices.

         SECTION 9.4 REGULATORY APPROVAL. The parties hereto shall have received from the appropriate regulatory authorities approval of the transactions contemplated herein, and all notice and waiting periods required by law to pass shall have passed and no proceeding to enjoin, restrain, prohibit or invalidate such transactions shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.


                                   ARTICLE 10
                                 INDEMNIFICATION

         SECTION 10.1 INDEMNIFICATION OF PURCHASER. Seller agrees to indemnify and hold Purchaser harmless from and against any claim, loss, liability, damage or expense that Purchaser sustains or becomes subject to as a result of (a) the operation by Seller of the Branch Offices prior to the Effective Time (except for the Assumed Liabilities), (b) the breach or non-fulfillment by Seller of any warranty, representation or covenant of Seller set forth herein, and (c) any claim against, or liability or obligation of, Seller which (i) is asserted against or sustained by Purchaser, its agents or employees and (ii) has not been expressly assumed by Purchaser pursuant to this Agreement. Any such indemnification shall include any costs, including reasonable attorneys' fees incurred by Purchaser, whether or not suit is brought, subject to Section 10.3. Further, subject to Section 10.3, in the event Seller breaches any warranty or representation made in this Agreement or fails to perform any requirement or obligation undertaken in this Agreement, Seller agrees to pay all costs, including attorneys' fees (including at the appellate level), incurred by Purchaser in the enforcement hereof, whether or not suit is brought. Any such demands or claims arising out of breach of warranties, covenants, or indemnities must be made prior to the expiration of the Warranty Period.

         SECTION 10.2 INDEMNIFICATION OF SELLER. Purchaser agrees to indemnify and hold Seller harmless from and against any claim, loss, liability, damage or expense that Seller sustains or becomes subject to as a result of (a) the operation by Purchaser of the Branch Offices from and after the Effective Time,
(b) as a result of the breach or non-fulfillment by Purchaser of any warranty, representation or covenant of such parties set forth herein, and (c) any claim against, or liability or obligation of, Seller which (i) is asserted against or sustained by Seller, its agents or employees and (ii) has been assumed by Purchaser pursuant to this Agreement. Any such indemnification shall include any costs, including attorneys' fees incurred by Seller, whether or not suit is brought, subject to Section 10.3. Further, subject to Section 10.3, in the event Purchaser breaches any warranty or representation made in this Agreement or fails to perform any requirement or obligation undertaken in this Agreement, Purchaser agrees to pay all costs, including reasonable attorneys' fees (including at the appellate level), incurred by Seller in the enforcement hereof, whether or not suit is brought. Any such demands or claims arising out of breach of warranties, covenants, or indemnities must be made prior to the expiration of the Warranty Period.

         SECTION 10.3 DEFENSE AND SETTLEMENT. A party seeking indemnification pursuant to this Article 10 (an "indemnified party") shall give prompt notice to the party from whom such indemnification is sought (the "indemnifying party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder. The indemnified party shall assist the indemnifying party in the defense of any such action or proceeding. The indemnifying party shall have the right to, and shall at the request of the indemnified party, assume the defense of any such action or proceeding at its own expense. In any such action or proceeding, the indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its own expense unless:
         (a) The indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel; or
         (b) The named parties to any such suit, action or proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and, in the reasonable judgment of the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
         An indemnifying party shall not be liable under this Section 10.3 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder. The indemnifying party may settle any claim without the consent of the indemnified party, but only if the sole relief awarded is monetary damages that are paid in full by the indemnifying party. An indemnified party shall, subject to its reasonable business needs, use reasonable efforts to minimize the indemnification sought from the indemnifying party hereunder. Notwithstanding the foregoing, no investigation by an indemnified party at or prior to the Closing shall relieve an indemnifying party of any liability hereunder, unless the indemnified party seeks indemnity in respect of a representation or warranty which it actually had reason to believe to be incorrect as a result of its investigation prior to the Closing and the indemnified party intentionally failed to bring such belief to the attention of the indemnifying party prior to the Closing.

         SECTION 10.4 LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Article 10, no indemnification shall be required to be made by either party until the aggregate amount of all such claims by a party, together with all claims made by that same party (or that party's affiliate) under that certain Purchase and Assumption Agreement dated the date hereof between Seller and Clemson Bank & Trust, exceeds an aggregate of $50,000. Once such aggregate amounts exceed $50,000, such party (or parties, in the case of a party's affiliate) shall thereupon be entitled to indemnification for all amounts, including the initial $50,000. In addition, the parties shall have no obligation under this Article 10 for any consequential liability, damage or loss the indemnified party may suffer as the result of any demand, claim or lawsuit.


                                   ARTICLE 11
                                    PERSONNEL

         SECTION 11.1 RESPONSIBILITIES OF PURCHASER. Purchaser will offer to hire on an "at will" basis all the Employees who are actively performing their job duties on the Closing Date (and Seller will make all such employees available for hire by Purchaser, without restriction). All personnel hired by Purchaser will be given credit for the same number of years of service for benefit purposes as Seller now gives in accordance with Purchaser's employee benefit plans. Schedule 11.1 attached hereto and updated to the Closing Date sets forth a true, correct and complete list showing all such employees, their respective dates of hire and salary levels. Purchaser shall be liable for any salaries, wages, bonuses, or commissions earned or accrued by all such Branch personnel on and after the Closing Date.

         SECTION 11.2 BENEFIT PLANS. Prior to Closing, each of Seller and Purchaser shall have provided to the other copies of the summary plan descriptions of all employee benefit plans. Except as set forth on Schedule 11.2, Seller has no pension benefit, welfare benefit or other compensation plan of any sort (including any employment contract) with respect to its employees. Seller shall pay to all employees listed on Schedule 11.1 all amounts due them under Seller's pension plan, under the terms of such plan as of the Closing Date.

         SECTION 11.3 REPRESENTATIONS WITH RESPECT TO EMPLOYEES. Seller represents and warrants to Purchaser that Seller is not a party to any employee contracts or compensation arrangements with respect to its employees, and Seller will indemnify Purchaser with respect to any and all liabilities arising under any such contract or arrangement. During the period of time from the date hereof through the Closing Date, Seller agrees not to increase the number of employees, employee compensation or employee benefits, other than employee compensation increases which would have otherwise occurred in the ordinary course of business. Seller's employees are not represented by a labor union nor are they parties to a collective bargaining agreement. No request for such representation is pending.


                                   ARTICLE 12
                                  MISCELLANEOUS

         SECTION 12.1 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be duly addressed as follows:

(a)      If to Seller, to:         Carolina First Bank
                                   102 S. Main Street
                                   Greenville, SC 29601
                                   Attn: William S. Hummers III

         with a copy to:           Wyche, Burgess, Freeman & Parham, P.A.
                                   Post Office Box 728
                                   Greenville, SC 29602
                                   Attn: William P. Crawford, Jr

(b)      If to Purchaser, to:               The Bank of Belton
                                            c/o Community Capital Corporation
                                            109 Montague Street
                                            Greenwood, South Carolina 29646
                                            Attn: William G. Stevens

         with a copy to:                    Nexsen, Pruet, Jacobs & Pollard
                                            P.O. Drawer 2426
                                            Columbia, South Carolina 29202
                                            Attn: Julian Hennig III

         Any such notice sent by registered or certified mail, return receipt requested, or by overnight courier, such as Federal Express, shall be deemed to have been duly given and received forty-eight (48) hours after the same is so addressed and mailed with postage prepaid. Notice sent by any other manner shall be effective only upon actual receipt thereof.

         SECTION 12.2 CONDITIONS FOR TERMINATION. In addition to the provisions for termination as provided elsewhere in this Agreement, this Agreement shall terminate and be of no further force or effect as between the parties, except as to liability for breach of any duty or obligation arising prior to the date of termination, upon the occurrence of any of the following:
         (a) The expiration of thirty (30) calendar days after any governmental agency shall have denied or refused to grant the approvals or consents required to be obtained pursuant to this Agreement, unless within said thirty (30) day period Purchaser and Seller agree to submit or resubmit an application to, or appeal the decision of, the regulatory authority which denied or refused to grant approval thereof;
         (b) The expiration of thirty (30) Business Days from the date that either party has given notice to the other party of such other party's material breach of any covenant or failure to fulfill any condition to such party's performance under this Agreement; provided, however, that no such termination shall take effect if within said thirty (30) day period the party so notified shall have fully and completely corrected the grounds for termination as specified in such notice;
         (c) Upon the failure to consummate the transaction on or before July 31, 1998, unless such date is extended in writing agreed to by both parties; and
         (d)  Upon mutual consent of the parties to terminate.
         Notwithstanding anything to the contrary contained in this Agreement, no party hereto shall have the right to terminate this Agreement on account of its own breach, a breach by its affiliate, or any immaterial breach by another party.

         SECTION 12.3 EFFECT OF TERMINATION. No termination of this Agreement pursuant to this Article 12 or for any reason or in any manner shall release, or be construed to release, either party hereto from liability or damage to the other party arising out of, in connection with, or otherwise relating to, directly or indirectly, such party's breach, default or failure in performance of any material covenants, agreements, duties or obligations arising hereunder.

         SECTION 12.4 RIGHTS UPON DEFAULT. The parties hereto each acknowledge that the rights of the other to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character, and that, in the event that any party violates or fails or refuses to perform any covenant or agreement made in this Agreement, then the other party may be without adequate remedy at law. The parties each agree, therefore, that in the event that any of them violates or fails or refuses to perform any covenant or agreement made in this Agreement, any other party may, in addition to any remedies at law for damages or other relief, institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief.

         SECTION 12.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the undersigned parties and their respective successors and permitted assigns (and to or for the benefit of no other person or entity whatsoever). Except for such assignments as may be necessary to effect the transactions through wholly-owned subsidiaries of the parties hereto, no assignment of this Agreement shall be made by the parties prior to the Closing without the prior written consent of all parties.

         SECTION 12.6 GOVERNING LAW. Except as required by federal law, this Agreement shall be controlled, construed and enforced in accordance with the laws of South Carolina.

         SECTION 12.7 ANNOUNCEMENTS. The parties agree that the terms and conditions of the transactions contemplated in this Agreement are to remain confidential, except and only to the extent that applicable law requires disclosure (and then notice of such disclosure shall be given to the other). Any announcement or notice to third parties or to the public concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated between the parties hereto.

         SECTION 12.8 CONFIDENTIALITY. The parties agree that all information provided to the other parties hereunder (other than information which is a matter of public knowledge or which has heretofore been published in any publication for public distribution or filed as public information with any governmental authority) is confidential and shall be used by the other parties only for the purposes hereof. Should this Agreement be terminated for any reason, each party shall return all such information, including all copies, to the other party or parties.

         SECTION 12.9 INTEGRATION. This Agreement and other agreements, documents, and instruments to be delivered pursuant hereto supersedes all prior negotiations, agreements and understandings between the parties and shall constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be altered or amended except in a writing signed by the parties.

         SECTION 12.10 WAIVER. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same; and no waiver by a party of any provision (or breach of a provision) hereof, whether by conduct or otherwise, in any one or more instances shall be denied or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision or breach hereof.

         SECTION 12.11 HEADINGS. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         SECTION 12.12 EXPENSES. Except as otherwise provided in this Agreement, all legal, accounting and other costs and expenses incurred in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall be borne and paid by the party incurring such costs and expenses, and neither party shall be obligated for any cost or expense incurred by the other party.

         SECTION 12.13 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision of this Agreement is invalid, such determination shall not affect the validity of the other provisions of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

         SECTION 12.14 TIME OF THE ESSENCE. Due to the sensitive nature of this transaction, it understood and agreed that time is of the essence of this Agreement.

                                   End of Page
                       The next page is the Signature Page

                                 Signature Page


         IN WITNESS WHEREOF, the parties have duly executed this Purchase and Assumption Agreement as of the day first above written.

Attest:                                      CAROLINA FIRST BANK

/s/ Catherine W. Batson                      By:     /s/ William S. Hummers, III
(Assistant Secretary)                                William S. Hummers, III



Attest:                                      THE BANK OF BELTON

/s/ Sandra K. Bryant                         By:     /s/ James A. Lollis
(Secretary)                                          James A. Lollis
                                             Its:    President

                                List of Exhibits

Exhibit A                  - [Reserved]

Exhibit B                  - Bill of Sale

Exhibit C                  - Assignment and Assumption Agreement

Schedule 2.1(b)            - Branch Property

Schedule 2.1(e)            - Branch Loans

Schedule 2.1(f)            - Safe Deposit Leases

Schedule 2.1(g)            - Equipment Leases

Schedule 2.2(d)            - Excluded Assets

Schedule 2.3(a)            - Additional Obligations Related to Branch Deposits

Schedule 2.3(c)            - Additional Liabilities

Schedule 2.4(a)            - Excluded Deposits

Schedule 7.4(b)            - Contracts

Schedule 11.1              - Employees

Schedule 11.2              - Pension Benefit and Welfare Benefit Plans

                                   EXHIBIT 2.2


              Purchase and Assumption Agreement dated February 25,
        1998 by and between Clemson Bank & Trust and Carolina First Bank.

                        PURCHASE AND ASSUMPTION AGREEMENT

                                 BY AND BETWEEN




                               CAROLINA FIRST BANK


                                       AND


                              CLEMSON BANK & TRUST










                                FEBRUARY 25, 1998










                THIS AGREEMENT IS SUBJECT TO BINDING ARBITRATION.

         This PURCHASE AND ASSUMPTION AGREEMENT (this "Agreement") dated as of February 25, 1998, by and between Carolina First Bank, a South Carolina banking corporation headquartered in Greenville, South Carolina ("Seller") and Clemson Bank & Trust, a South Carolina banking corporation headquartered in Belton, South Carolina ("Purchaser"):


                                    PREAMBLE

         WHEREAS Purchaser and Seller operate banking operations;

         WHEREAS Seller wishes, upon the terms and conditions set forth herein, to sell certain assets and to transfer certain deposit and other liabilities associated with its operations to Purchaser;

         WHEREAS Purchaser wishes to buy such assets and assume such liabilities upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms have the definitions indicated.
         "Accrued Interest Payable" means interest on Deposits which is accrued but has neither been posted to a deposit account nor paid as of the Closing Date.
         "Accrued Interest Receivable" means interest on loans which is accrued but unpaid as of the Closing Date.
         "Adjustment Payment Date" shall have the meaning set forth in Section 4.3.
         "Agreement" shall mean this Agreement, including all schedules and exhibits attached hereto.
         "Appraised Value" shall mean the value of the Branch Premises as set forth in Seller's the most recent independent appraisals of the Branch Premises (which appraisals shall not have been made more than 12 months prior to the date hereof and which aggregate $175,000).
         "Assets" shall have the meaning set forth in Section 2.1.
         "Assumed Liabilities" shall have the meaning set forth in Section 2.3. "Branch" or "Branch Office" means Seller's branch office located in
Calhoun Falls, South Carolina.
         "Branch Deposit" means a Deposit, including Accrued Interest Payable thereon, which has been opened at or assigned to the Branch Office, other than Excluded Deposits.
         "Branch Loan" means (i) any loan fully secured by any Branch Deposit, and (ii) any checking line of credit or overdraft checking balance linked to any Branch Deposit, and (iii) any such other loans associated with the Branch Office of such types or categories and in such amounts as are agreed upon by the parties hereto and listed on Schedule 2.1(e) hereto (it being acknowledged that Purchaser shall not have to purchase any loan which is not covered by clauses
(i) or (ii) of this definition or which is not acceptable to it in its sole discretion as contemplated in clause (iii)), in all cases, together with any Accrued Interest Receivable thereon, the related Servicing Rights and all such loan documentation as may be possessed by Seller with respect to such Branch Loans. Schedule 2.1(e) shall set forth such items as shall be agreed upon by the parties hereto from time to time, but such Schedule shall be finalized at least 15 days prior to Closing.
         "Branch Premises" means the Real Property, and the improvements on the Real Property.

         "Branch Property" means all furniture, fixtures and equipment, automated teller machines and other tangible personal property owned by Seller and located in the Branch Office (except for Excluded Assets), including, without limitation, the Branch Property described in Schedule 2.1(b) hereto.
         "Brokered Deposit" means a deposit, obtained, directly or indirectly, by or through any deposit broker as defined in Section 29(f) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1831(f) and the corresponding federal regulations, without regard to whether or not the depository institution in which such funds are deposited is not well capitalized for purposes of that section.
         "Business Day" means any Monday, Tuesday, Wednesday, Thursday, or Friday that is not a Federal or State holiday generally recognized by banks in the State of South Carolina.
         "Cash Items" means all cash items, suspense items and items in process of collection, that are related to the Branch Deposits and Branch Loans and (i) which, on the Closing Date, have not been outstanding and uncollected for a period in excess of 30 days, or (ii) which otherwise are acceptable to Purchaser.
         "Closing" and "Closing Date" shall have the meanings assigned to them in Section 4.1 of the Agreement.
         "Closing Payment" shall have the meaning set forth in Section 3.2. "Demand Deposits" means individual, partnership, corporate and any other negotiable deposits, including, without limitation, NOW accounts.
         "Deposit" shall have the meaning set forth in Section 3(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(l), including, without limitation, individual retirement accounts ("IRA") and cash management accounts.
         "Depository Institution" means any bank or savings association as those terms are defined in Section 3(c) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(c), and any credit union.
         "Effective Time" means the 12:01 a.m. on the Closing Date.
         "Employees" means the employees assigned to the Branch Office from the date of the Agreement through Closing.
         "Equipment Leases" shall have the meaning set forth in Section 2.1(g). "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.
         "Excluded Assets" shall have the meaning set forth in Section 2.2. "Excluded Deposits" means (i) Brokered Deposits, (ii) deposits which are the subject of attachment, garnishment or other legal process, (iii) such other Deposits as are described on Schedule 2.4(a) hereto, and (iv) related Accrued Interest Payable on such Excluded Deposits.
         "FDIC" means the Federal Deposit Insurance Corporation.
         "Federal Funds Rate" shall be the weighted daily mean of the high and low rates quoted for Federal Funds in the Money Rates Column of The Wall Street Journal, or if not reported for such day, the average of such quotations for the last previous day for which such quotations were reported, for the period between the Closing Date and the Adjustment Payment Date.
         "Final Closing Statement" shall have the meaning set forth in Section 4.3.
         "GAAP" means generally accepted accounting principles, applied on a consistent basis.
         "Jumbo Deposit" means a certificate of deposit with a balance of one hundred thousand dollars ($100,000) or more.
         "Net Book Value" means the value of an asset on the books of Seller as of the Closing Date determined in accordance with GAAP, but without regard to any general allowance for credit losses.
         "Obligors" shall have the meaning set forth in Section 6.10(b). "Post-Closing Delivery Date" shall have the meaning set forth in
Section 4.3.
         "Purchase Value" means the value determined pursuant to Section 3.1. "Preliminary Closing Statement" shall have the meaning set forth in
Section 4.2.
         "Purchase Price" shall have the meaning set forth in Section 3.1.
         "Real Property" means the real property and all rights appurtenant thereto on which the Branch is located.

         "Safe Deposit Leases" means all safe deposit contracts and leases listed on Schedule 2.1(f) for the safe deposit boxes located at the Branch Office (as such Schedule may be amended by Seller as of the Effective Time), together with Seller's keys to, and Seller's records related to, such contracts and leases.
         "Servicing Rights" means the rights to service loans including, without limitation, any rights to receive compensation with respect to such servicing.


                                    ARTICLE 2
                       TRANSFER OF ASSETS AND LIABILITIES

         SECTION 2.1 SALE OF ASSETS. Subject to the terms and conditions set forth herein, on the Closing Date, Purchaser shall purchase from Seller and Seller shall sell, assign, convey and transfer to Purchaser all of its right, title and interest in the following assets associated with Seller and not otherwise excluded from transfer pursuant to the provisions of Section 2.2 below (collectively, the "Assets"):
         (a) [reserved]
         (b) the Branch Property and the Branch Premises;
         (c) all currency and coins on hand at the close of business on the Closing Date;
         (d) the Cash Items;
         (e) the Branch Loans;
         (f) the Safe Deposit Leases; and
         (g) all equipment leases listed on Schedule 2.1(g) for equipment or other Branch Property located at the Branch Office (the "Equipment Leases").

         SECTION 2.2 ASSETS EXCLUDED FROM SALE. The following assets, among others, (collectively, the "Excluded Assets") shall not be transferred pursuant hereto:
         (a) all Seller's loans or other extensions of credit other than the Branch Loans;
         (b) all Seller signs;
         (c) any intellectual property of Seller, including, without limitation, all rights in the name "Carolina First Bank", "Carolina First Corporation" or any combination or derivation thereof, corporate logos, trademarks, trade names, service marks and service names, and any other similar intellectual property, together with any paper stock, forms and other supplies containing such names or intellectual property; and
         (d) any other assets which Purchaser deems unnecessary or incompatible with Purchaser's operation (e.g., teller equipment), which is identified in reasonable detail on Schedule 2.2(d) and any other assets listed on Schedule 2.2(d) (as such Schedule may be amended by mutual agreement as of the Effective Time).
Seller shall coordinate with Purchaser to remove the Excluded Assets from the Branch Office on or prior to the Effective Time. Seller shall remove the Excluded Assets at its own cost and shall repair any damage caused by such removal.

         SECTION 2.3 ASSUMPTION OF LIABILITIES. Subject to the terms and conditions set forth herein, on the Closing Date, Seller shall assign and transfer to Purchaser, and Purchaser shall assume from Seller the following liabilities (collectively, the "Assumed Liabilities"):
         (a) the Branch Deposits and all obligations of Seller to provide services incidental to the Branch Deposits; provided, however, that Purchaser shall assume such obligations which are not customarily undertaken by depository institutions in the State of South Carolina in connection with Deposits only to the extent such obligations are disclosed by Seller on Schedule 2.3(a) hereto (and agreed to by Purchaser) and provided, further that Purchaser shall not assume such obligations to the extent that such assumption is prohibited by applicable law or by regulatory authorities;
         (b) the Equipment Leases;

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



         (c) any other liabilities set forth on Schedule 2.3(c).

         SECTION 2.4 LIABILITIES NOT ASSUMED. Except for the liabilities specifically set forth in Section 2.3 of this Agreement or otherwise expressly assumed herein, Purchaser is not assuming any other liabilities or obligations of Seller, whether or not the same is in any way involved, either directly or indirectly, with the operation by Seller of its business or to which Seller may have become a party or liable by reason of its busi ness. Liabilities not assumed include, but are not limited to, the following:
         (a) Excluded Deposits;
         (b) Seller's cashier checks, money orders, interest checks and expense checks issued prior to Closing, consignments of U.S. Government E and EE bonds and any and all traveler's checks;
         (c) liabilities or obligations with respect to any litigation, suits, claims, demands or governmental proceedings arising, commenced or made known to Seller prior to Closing;
         (d) liabilities of Seller for or under any data processing contracts;
         (e) liabilities related to the safe deposit boxes at the Branch Office of which Seller has actual knowledge at the Closing Date or that can reasonably be determined to have arisen prior to the Effective Time; and
         (f) all other liabilities or obligations related to or arising from Seller's operation of the Branch Office or Seller's business prior to the Effective Time (except the Assumed Liabilities).

         SECTION 2.5 PROCEDURES REGARDING DEPOSITS ASSUMED. Purchaser and Seller agree to the following with respect to the Deposits assumed:
         (a) If, after the Closing Date, any such depositor, instead of accepting the obligation of Purchaser to pay Deposit liabilities assumed, shall demand payment from Seller for all or any part of any such assumed Deposit Liabilities, Seller shall not be liable or responsible for making such payment; provided, that if Seller pays the same in accordance with sound banking practices, Purchaser agrees to reimburse Seller for any such payments to the extent that such depositor has funds on deposit with Purchaser. Seller and Purchaser shall make appropriate arrangements to provide for the daily settlement with immediately available funds by Purchaser of checks, drafts, withdrawal orders, returns and other items presented to and paid by Seller within 120 days after the Closing Date and drawn on or chargeable to accounts that have been assumed by Purchaser. In order to reduce the continuing charges to Seller through the check clearing system of the banking industry that will result from check, draft or withdrawal order forms of Seller being used after the Closing Date by the depositors whose accounts are assumed, Purchaser agrees, at its cost and expense, and without charge to such depositors, to notify such depositors, on or before the Closing Date, in a form and on a date mutually acceptable to Seller and Purchaser, of Purchaser's assumption of Deposit liabilities and to furnish each depositor of an assumed Demand Deposit account with checks on the forms of Purchaser and with instructions to utilize Purchaser's checks and to destroy unused check, draft and withdrawal order forms of Seller. In addition, subsequent to regulatory approval, Seller will notify the affected customers by letter of the pending assignment of Seller's deposit accounts to Purchaser, which notice shall be in a form mutually agreeable to Seller and Purchaser.
         (b) Purchaser agrees to pay promptly to Seller an amount equivalent to the amount of any checks, drafts or withdrawal orders credited to an assumed account as of the Closing Date that are returned to Seller after the Closing Date.
         (c) Seller agrees to provide to Purchaser after the Closing Date such information as Purchaser may reasonably request to enable it to conduct a core deposit intangibles analysis of the Deposit liabilities.
         (d) Seller will render a final statement to each depositor of an account assumed under this Agreement as to transactions occurring through the Effective Time and will comply with all laws, rules and regulations regarding tax reporting of transactions of such accounts through the Effective Time. Seller will be entitled to impose normal (bank-wide) fees, including but not limited to, normal quarter-end charges on savings accounts, or if the Closing does not occur at the end of a quarter, a prorata portion of the normal quarter-end charges on savings accounts, and service charges on a per-item basis, but Seller will not impose periodic fees or blanket charges in connection with such final statements.
         (e) As of the Effective Time, Purchaser, at its expense, will notify all Automated Clearing House ("ACH") originators of the transfers and assumptions made pursuant to the Agreement. For a period of 120 days beginning on the Effective Time, Seller will honor all ACH items related to accounts assumed under this Agreement which are mistakenly routed or presented to Seller. Seller will make no charge to Purchaser for honoring such items. Items mistakenly routed or presented after the 120-day period should be returned to the presenting party.
         (f) After the Closing Date, Purchaser agrees to use its best efforts to collect from Purchaser's customers amounts equal to any Visa or MasterCard charge backs under the MasterCard and Visa Merchant Agreements between Seller and its customers or amounts equal to any deposit items returned to Seller after the Closing Date by its Federal Reserve Bank which were honored by Seller prior to the Closing Date and remit such amounts so collected to Seller. Purchaser agrees to immediately freeze and remit to Seller any funds up to the amount of the charged back or returned item that had been previously credited by Seller if such funds are available at the time of notification by Seller to Purchaser of the charged back or returned item. Notwithstanding the foregoing, Purchaser shall have no duty to remit funds for any item or charge that has been improperly returned or charged to Seller.

         SECTION 2.6 INTEREST ADJUSTMENT. Purchaser and Seller agree to make such adjustment to interest paid on the Branch Deposits as may be necessary to reconcile the differences in their respective methods of calculation of interest to insure that depositors are paid the full amount of interest due to them.

         SECTION 2.7 SAFE DEPOSIT BUSINESS. On and after the Effective Time, Purchaser will assume and discharge Seller's obligations with respect to the safe deposit box business at the Branch Office in accordance with the terms and conditions of contracts or rental agreements related to such business which are assigned to Purchaser, and Purchaser will maintain all facilities necessary for the use of such safe deposit boxes by persons entitled to use them. On and after the Effective Time, Purchaser shall maintain and safeguard the records related to such safe deposit box business transferred hereunder, and Purchaser shall be responsible for granting access to and protecting the contents of safe deposit boxes at the Branch Office. Safe deposit box rental payment (not including late payment fees) applicable for periods both prior to and after the Effective Time and collected by Seller on or before the Effective Time shall be prorated as of the Effective Time.

         SECTION 2.8 BRANCH LOANS TRANSFERRED. (a) In connection with the transfer of any loans requiring notice to the borrower, Seller agrees to comply with all notice and reporting requirements of the loan documents or of any law or regulation.
         (b) All Branch Loans or other indebtedness transferred under this Agreement will be transferred without recourse and without any warranties or representations as to their collectibility or the creditworthiness of any of the Obligors of such Branch Loans.
         (c) On and after the Closing Date, Purchaser will be responsible for maintaining and safeguarding all Branch Loan files, documents and records (which have been transferred to Purchaser by Seller) in accordance with applicable law and sound banking practices.

                                    ARTICLE 3
                                 PURCHASE PRICE

         SECTION 3.1 PURCHASE PRICE. As consideration for the purchase of the Assets and the assumption of liabilities hereunder, Purchaser shall pay to Seller, in the form and subject to the conditions set forth below, an aggregate purchase price calculated as follows (the "Purchase Price"):
         (a) One Hundred Percent (100%) of the Net Book Value of the Branch Property as shown on the most recent financial statements of Seller immediately prior to the Closing Date; plus
         (b) 100% of the Appraised Value of the Branch Premises; plus
         (b) One Hundred Percent (100%) of the face value of all currency and coins on hand at the Branch Office on the Closing Date; plus
         (c) One Hundred Percent (100%) of the face value of all Cash Items;
             plus
         (d) One Hundred Percent (100%) of the Net Book Value of the Branch Loans; minus
         (e) Ninety-three and one/half Percent (93.5%) of the total amount of the Branch Deposits on deposit in Seller on the Closing Date excluding Jumbo Deposits; minus
         (f) One hundred Percent (100.00%) of the total amount of the Branch Deposits which are Jumbo Deposits.
         It is expressly understood that such Purchase Price is determined for purposes of calculating amounts due from the Purchaser to the Seller or from the Seller to the Purchaser and, except as may otherwise be stated explicitly by the parties, does not represent any agreement between the parties as to the determination of values of Assets for accounting or tax purposes.

         SECTION 3.2 PAYMENT OF THE PURCHASE PRICE. If the results of the above calculations are positive, that amount shall be paid by Purchaser to Seller, but if the results of the above calculation are negative, that amount shall be paid by Seller to Purchaser (in either case, the "Closing Payment"). The components of the Purchase Price shall be set forth on the Preliminary Closing Statement. All sums shall be paid in cash at Closing, by way of wire transfer of funds. Amounts paid at Closing shall be subject to subsequent adjustment based on the Final Closing Statement.


                                    ARTICLE 4
                                   THE CLOSING

         SECTION 4.1 THE CLOSING. The closing of the transactions contemplated here (the "Closing") shall take place on a date (the "Closing Date") as soon as reasonably practicable after receipt of all regulatory approvals and consents required in connection herewith and the expiration of all waiting periods required by law or regulation in connection with such approvals and consents, at the offices of Wyche, Burgess, Freeman & Parham, P.A. or at such other place and time as the parties hereto may mutually agree; provided, however, that in the event that Closing has not occurred by July 31, 1998, either party hereto shall have the right to terminate this Agreement.

         SECTION 4.2 PRELIMINARY CLOSING STATEMENT. Seller shall prepare a closing statement (the "Preliminary Closing Statement") in accordance with GAAP as of a date not earlier than 45 days prior to the Closing Date reflecting the calculation of the Purchase Price, including the assets to be sold and assigned hereunder and the liabilities to be transferred and assumed hereunder; provided, however, that the Preliminary Closing Statement shall reflect actual balances as of a date not more than 7 days prior to the Closing Date for coins and currency and deposits.

         SECTION 4.3 POST-CLOSING ADJUSTMENTS. (a) Not later than 10 calendar days after the Closing Date (the "Post-Closing Delivery Date"), Seller shall deliver to Purchaser a final closing statement dated as of the

Closing Date and prepared in accordance with GAAP reflecting the Assets sold and assigned and the liabilities transferred and assumed hereunder as of the Closing Date (the "Final Closing Statement"). Seller shall afford Purchaser and its accountants and attorneys the opportunity to review all work papers and documentation used by Seller in preparing the Final Closing Statement. Within 10 calendar days following the Post-Closing Delivery Date (the actual date being "Adjustment Payment Date"), Seller and Purchaser shall effect the transfer of any funds as may be necessary to reflect changes in such assets and liabilities between the Preliminary Closing Statement and the Final Closing Statement together with interest thereon computed from the Closing Date to the Adjustment Payment Date at the applicable Federal Funds Rate. Adjustments shall be made for all items which would adjust the amount of assets transferred and liabilities assumed, including but not limited to, not-sufficient-funds checks, mis-postings and accounting errors. Without limiting the foregoing, if the balance due on any Branch Loan purchased has been reduced by Seller as a result of a payment by check received prior to the Effective Time, which item is returned after the Closing Date, the asset value represented by the Branch Loan transferred shall be correspondingly increased and an amount in cash equal to such increase shall be paid by Purchaser to Seller promptly upon demand.
         (b) In the event that a dispute arises as to the appropriate amounts to be paid to either party on the Adjustment Payment Date, each party shall pay to the other on such Adjustment Payment Date all amounts other than those as to which a dispute exists. Any disputed amounts retained by a party which are later found to be due to the other party shall be paid to such other party promptly upon resolution with interest thereon from the Adjustment Payment Date to the date paid at the applicable Federal Funds Rate. The parties agree to arbitrate any disputes arising under this subsection (b). Arbitration shall be by single arbitrator experienced in the matters at issue and selected by the Purchaser and the Seller and in accordance with the Commercial Arbitration Rules of the American Arbitration Association. In the event the parties cannot agree on an arbitrator, each party shall select an arbitrator and the two arbitrators shall select a third. The arbitration shall be held in such place in Greenville, South Carolina as may be specified by the arbitrator(s), and shall be conducted in accordance with the Commercial Arbitration Rules existing at the date thereof of the American Arbitration Association to the extent not inconsistent with this Agreement. The decision of the arbitrator(s) shall be final and binding as to any matters submitted, and any judgment thereon promptly shall be satisfied; provided, however, that if necessary, such decision and satisfaction may be enforced by either Purchaser or Seller in any court of record having jurisdiction over the subject matter or over any of the parties of this Agreement. All costs and expenses incurred in connection with any such arbitration proceeding shall be borne by the party against which the decision is rendered, or, if no decision is rendered, or if the decision is a compromise, equally by Purchaser as one party and Seller, as the other party.

         SECTION 4.4 CLOSING DELIVERIES OF SELLER AT CLOSING. At the Closing, the following shall be delivered by Seller to Purchaser:
         (a) Deeds with respect to the Real Property of the same type pursuant to which Seller acquired the Real Property ("Deeds");
         (b) A Bill of Sale, in substantially the form attached hereto as Exhibit B (the "Bill of Sale").
         (c) An assignment and assumption agreement, in substantially the form attached hereto as Exhibit C (the "Assignment and Assumption Agreement");
         (d) Consents from third persons that are required to effect the assignment set forth in the Assignment and Assumption Agreement, including, but not limited to, the lessors under the Equipment Leases (to the extent required);
         (e) A certificate of a proper officer of Seller, dated the Closing Date, certifying to the fulfillment of all conditions which are the obligation of Seller and that all of the representations and warranties of Seller set forth in this Agreement remain true and correct in all material respects on the Closing Date;
         (f) Certified copies of (A) the Articles of Incorporation and Bylaws of Seller and (B) a resolution of the Board of Directors of Seller, approving the transactions contemplated hereby;
         (g) An opinion of counsel reasonably acceptable to Purchaser's counsel covering matters typically included in transactions of this type, including opinions to the effect that (A) Seller is duly organized, validly existing and in good standing under the laws of South Carolina, (B) this Agreement, the Deeds, the Bill of Sale and the Assignment and Assumption Agreement have been duly authorized, executed and delivered by Seller and are the legal, valid and binding agreements of Seller enforceable against Seller in accordance with their terms, except as enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency or similar laws or equitable principles affecting the enforcement of creditors' rights generally or depository institutions the accounts of which are insured by the FDIC and except as enforcement is subject to general principles of equity, whether applied in a proceeding in equity or at law, and (C) all proceedings or consents required by law or regulation to be taken or obtained by Seller in connection with the transactions provided for by this Agreement have been duly and validly taken or obtained;
         (h) Such incumbency and other certificates and other documents as Purchaser and its counsel may reasonably require to evidence the receipt by Seller of all necessary corporate and regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement;
         (i)  The Preliminary Closing Statement;
         (j)  All Assets capable of physical delivery;
         (k) A letter addressed to Purchaser from a reputable heating and air conditioning service company stating that an inspection was made of the heating and air conditioning system of each Branch Office within 20 days of Closing and that at such inspection the systems were in good working condition; and
         (l) A letter addressed to Purchaser from a reputable pest control company stating that an inspection was made of each Branch Office within 20 days of the Closing and that at the time of such inspection there was no termite or other insect infestation, no decay fungi or fungi damaged wood, no excessive moisture conditions and no mold or sap stain fungi.

         SECTION 4.5 DOCUMENTS OF PURCHASER TO BE DELIVERED AT CLOSING. At Closing, the following documents shall be delivered by Purchaser to Seller:
         (a)  [reserved];
         (b)  The Assignment and Assumption Agreement;
         (c) A certificate and receipt acknowledging the delivery and receipt of possession of the property and records referred to in this Agreement.
         (d) A certificate of proper officers of Purchaser, dated the Closing Date, certifying to the fulfillment of all conditions which are the obligation of Purchaser and that all of the representations and warranties of Purchaser set forth in this Agreement remain true and correct in all material respects on the Closing Date;
         (e) Certified copies of (A) the Articles of Incorporation and Bylaws of Purchaser and (B) a resolution of the Board of Directors of Purchaser, approving the transactions contemplated hereby;
         (f) An opinion of counsel reasonably acceptable to Seller's counsel covering matters typically included in transactions of this type, including opinions to the effect that (A) Purchaser is duly organized, validly existing and in good standing under the laws of South Carolina, (B) this Agreement, and the Assignment and Assumption Agreement have been duly authorized, executed and delivered by Purchaser and are the legal, valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms, except as enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency or similar laws or equitable principles affecting the enforcement of creditors' rights generally or depository institutions the accounts of which are insured by the FDIC and except as enforcement is sub ject to general principles of equity, whether applied in a proceeding in equity or at law, and (C) all proceedings or consents required by law or regulation to be taken or obtained by

              Purchaser in connection with the transactions provided for by this Agreement have been duly and validly taken or obtained;
         (g) Such certificates and other documents as Purchaser and its counsel may reasonably require to evidence the receipt by Purchaser of all necessary corporate and regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement; and

         (h)  The Preliminary Closing Statement.

         SECTION 4.6 MAGNETIC MEDIA RECORDS. Seller agrees to prepare at its expense and deliver to Pur chaser magnetic media records in a format consistent with BISYS file not later than 10 days prior to the Closing Date, and further shall deliver to Purchaser such records updated on the Closing Date, which records shall contain the information related to the Branch Loans and Deposits assumed above.


                                    ARTICLE 5
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser warrants and represents to Seller as set forth below, which representations and warranties shall survive the Closing Date for a period equal to the greater of 12 months from Closing or 90 days after the next succeeding fiscal year end of Purchaser following the Closing (the "Warranty Period").

         SECTION 5.1 CORPORATE ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina.

         SECTION 5.2 ENFORCEABLE AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by Purchaser and is a valid, binding, and enforceable obligation of Purchaser.

         SECTION 5.3 NO VIOLATION. The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of Purchaser's charter or bylaws, nor result in the breach of any term or provision of, nor conflict with, nor constitute a default under, nor result in, the acceleration of any obligation under any agreement or other instrument to which Purchaser or its property is subject, nor result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser is subject. There is no action, suit or proceeding pending against the Purchaser, or to its knowledge threatened, before any court or arbitrator or any governmental body, agency or official which could materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement or which in any manner questions the validity of this Agreement.

         SECTION 5.4 BROKER OR FINDER. Purchaser has not employed any broker or finder in connection with this transaction.

         SECTION 5.5 NECESSARY CONSENTS. Except for any necessary filings with, and approvals and authorizations of the applicable bank regulatory authorities, or except as expressly contemplated herein, no consent, approval, authorization, registration, or filing with any governmental authority or private third party, is required on the part of Purchaser in connection with the execution and delivery of this Agreement or the consummation by Purchaser of the transactions contemplated hereby (except such consents, approvals authorizations registrations or filings as shall have been made or obtained on or before Closing).

         SECTION 5.6 INFORMATION FOR REGULATORY APPLICATIONS. The information furnished or to be furnished by the Purchaser to Seller for the purpose of enabling Seller to complete and file applications with any regulatory body is or will be true and complete in all material respects as of the date so furnished.

                                    ARTICLE 6
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller warrants and represents to Purchaser as follows, which representations and warranties shall survive the Closing Date for the duration of the Warranty Period:

         SECTION 6.1 CORPORATE ORGANIZATION. Seller is a South Carolina corporation duly organized, validly existing, and in good standing under the laws of the South Carolina and has the corporate power and is duly qualified to carry on its business where and as now conducted and to own the Branch Property and operate the Branch Office.

         SECTION 6.2 ENFORCEABLE AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by Seller and is a valid, binding, and enforceable obligation of Seller.

         SECTION 6.3 NO VIOLATION. The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of Seller's charter or its bylaws, nor result in the breach of any term or provision of, nor conflict with, nor constitute a default under, nor result in, the acceleration of any obligation under any agreement or other instrument to which Seller or any of its property is subject, nor result in the violation of any law, rule, regulation, order, judgment or decree to which Seller is subject.

         SECTION 6.4 BROKER OR FINDER. Seller has not employed any broker or finder in connection with this transaction.

         SECTION 6.5 MARKETABLE TITLE. The Assets, when transferred, shall be sold, assigned, transferred, and conveyed free and clear of (i) all liens, encumbrances, security interests or charges of any kind except as specifically provided otherwise herein, and (ii) all liabilities and obligations of Seller, except as provided herein.

         SECTION 6.6 BRANCH PREMISES AND BRANCH PROPERTY. The following representations are made with respect to the Branch Premises and the Branch Property.
         (a) Seller has not utilized, discharged, dispersed, released, stored, generated, disposed of, or allowed to escape on the Branch Premises, any pollutants or other toxic or hazardous substances except for cleaning supplies used in reasonable amounts and for their ordinary purpose. Seller has not installed, used, incorporated into, or disposed of any asbestos or asbestos-containing materials in or on the Branch Premises. Seller has not used or disposed of any polychlorinated biphenyls on or in the Branch Premises or the Branch Property in any form. To the best of Seller's knowledge, no underground storage tanks are located on the Branch Premises or were located on the Branch Premises and were subsequently removed or filled. To the best of Seller's knowledge, no investigation, administrative order, consent order and agreement, litigation, or settlement with respect to any hazardous or toxic substances is proposed, threatened, anticipated or in existence with respect to the Branch Premises. Seller has no knowledge of information concerning (i) pollutants or other toxic or hazardous substances which may be on the Branch Premises as a result of any acts, or failures to act by third parties, or (ii) any condition of the Branch Premises or Branch Property which may reasonably be expected to result in environmental liability to Purchaser.
         (b) Except as expressly provided herein, no other representations are made with respect to the Branch Premises or the Branch Property and Purchaser agrees that such Branch Premises and Branch Property are being acquired "as is."
         (c) Seller does hereby grant to Purchaser, its agents, engineers, surveyors, appraisers, auditors and other representatives the right to enter upon the Branch Office to inspect, examine and survey, obtain engineering inspections, appraise and otherwise do that which, in the reasonable opinion of Purchaser is necessary to determine the boundaries, acreage and condition of the Branch Office and Branch Property, to determine the suitability of the Branch Office and Branch Property for the uses intended by Purchaser, its topographical conditions, the presence or absence of subsurface water and rock, and to make all necessary tests to determine the physical condition of the Branch Office and Branch Property. Purchaser agrees to indemnify and hold Seller harmless from and against all losses, damages, costs and expenses incurred by Seller arising out of Purchaser's performance of such surveys, studies and tests. Seller agrees to cooperate fully with Purchaser and Purchaser's agents and representatives in the conduct and performance of the various surveys, reviews, investigations, audits, inspections and other examinations contemplated herein. If Purchaser objects to the condition of the Branch Office or any other portion thereof, Purchaser shall give Seller written notice of the items of repair or replacement necessary to place such portion of the Branch Office (including but not limited to electric system, plumbing, and roof) in good repair and in structurally sound operating conditions ("Repair Items"). In the event that such Repair Items will cost $17,000 or less to repair, Seller shall repair such Repair Items on or before Closing. In the event that such Repair Items will cost more than $17,000 to repair, Seller shall not have the obligation to repair such Repair Items, and in the event that Seller elects not to repair, Purchaser may terminate this Agreement (although, in the event that such Repair Items exceed $17,000, Purchaser may require Seller to pay the $17,000 and proceed to Closing).

         SECTION 6.7 LEGAL ACTION. There is no action, suit, proceeding or investigation pending, nor to the knowledge of Seller, threatened against Seller before any court, arbitrator or administrative or governmental body which may result in any materially adverse change in the Assets or Branch Deposits or which could materially and adversely affect the ability of Seller to perform its obligations under this Agreement or which in any manner questions the validity of this Agreement. Seller is not subject to any injunction, order or decree of any court or administrative agency (directed only at Seller) which relates to or affects the Branch Office.

         SECTION 6.8 ACCURACY OF RECORDS. As of the Closing Date, all records related to the Branch Deposits and the Assets, which will be transferred to Purchaser by Seller hereunder are true and correct in all material respects, including genuineness of signatures.

         SECTION 6.9 INFORMATION FOR REGULATORY APPLICATIONS. The information furnished or to be furnished by Seller to Purchaser for the purpose of enabling Purchaser to complete and file applications with any regulatory body is or will be true and complete in all material respects as of the date so furnished.

         SECTION 6.10 BRANCH LOANS. The following representations are made with respect to the Branch Loans:

         (a) None of the Branch Loans were made or administered in violation of any law, regulation or ordinance, including without limitation, the South Carolina Consumer Protection Code, the Federal Truth-in-Lending Act and all regulations promulgated thereunder, and all applicable consumer credit or usury laws of any applicable jurisdiction, such that its enforceability or the benefits inuring to the Purchaser thereunder would be impaired in any material respect.
         (b) Each of the Loans (i) is a valid and binding obligation of each obligor, maker, co-maker, guarantor, endorser or debtor (such persons hereinafter collectively referred to as "Obligors") thereof or thereunder and is evidenced by valid and binding promissory notes and, as the case may be, instruments of security executed by the respective Obligors, each of whom at the time of such execution had capacity to contract and each of whose signatures on such instruments is such person's true signature,
              (ii) is enforceable in accordance with its terms (except for applicable bankruptcy or similar laws affecting the enforcement of creditors rights generally), and no Obligor with respect to any of the Loans has or will have any right of defense, setoff or counterclaim against Seller, and (iii) is free from any events of default thereunder by Seller which impair collectibility.

         SECTION 6.11 COMPLIANCE WITH LAWS. Seller is in material compliance with all laws, ordinances, and regulations that govern such Seller's ownership and present use of the Assets, Branch Premises, Branch Office and Branch Property, the violation of which would have a material adverse effect on the Assets, the Branch Premises, Branch Office, or Branch Property. To Seller's actual knowledge, all of the Assets, Branch Office, Branch Premises, and Branch Property sold hereunder, materially comply with applicable environmental, zoning, health, OSHA, consumer products, and fire safety regulations.

         SECTION 6.12 NECESSARY CONSENTS. Except for any necessary filings with, and approvals and authorizations of the applicable bank regulatory authorities, or except as expressly contemplated herein, no consent, approval, authorization, registration, or filing with any governmental authority or private third party, is required on the part of Purchaser in connection with the execution and delivery of this Agreement or the consummation by Purchaser of the transactions contemplated hereby (except such consents, approvals authorizations registrations or filings as shall have been made or obtained on or before Closing).

         SECTION 6.13 WORKER'S COMPENSATION. There are no worker compensation or similar claims or actions pending or, to Seller's knowledge threatened, and Seller does not know of acts which would make such claims timely, by employees of Seller currently employed at the Branch Office.

         SECTION 6.14 PAYABLES. Except for specific liabilities expressly assumed hereunder, Seller will pay all accounts payable, taxes, assessments, and charges respecting the Assets or the Branch Office incurred prior to the Effective Time within a reasonable amount of time following Closing, except for any such accounts payable, taxes, assessments or charges which are being reasonably contested in good faith.

         SECTION 6.15 ZONING. To the best of the knowledge of Seller's officer executing this Agreement, each Branch Premises is in compliance with applicable zoning laws and ordinances and such officer is not aware that the status of such zoning is in question or subject to change by the appropriate governmental authorities.

         SECTION 6.16 DISCLOSURE. To the best of Seller's knowledge, all information and data furnished by Seller to Purchaser with respect to the Assets, Branch Office, Branch Premises, and Branch Property is materially true, correct, and complete, and not materially misleading.


                                    ARTICLE 7
                            COVENANTS OF THE PARTIES

         SECTION 7.1 ACCESS. Seller shall afford to the officers and authorized representatives of the Purchaser, upon prior notice, access to the properties, books, and records pertaining to the Branch Office in order that Purchaser may have full opportunity to make reasonable investigations, at reasonable times without interfering with Seller's normal business and operations, of the affairs of the Seller which relate to the Branch Office and the condition of each Branch Office. The officers of Seller shall furnish Purchaser with such additional finan cial and operating data and other information as to its business and properties as Purchaser may, from time to time, reasonably request and as shall be available, including, without limitation, information required for inclusion in all governmental applications and filings necessary to effect this transaction. In the event an audit is required by any governmental agency on the Branch Office and/or Seller's operations conducted thereat, Seller shall timely cooperate and assist Purchaser, at Purchaser's expense, with all reasonable requests for information and documentation submitted to Seller by Purchaser or Purchaser's accountants. Nothing in this paragraph shall be deemed to require Seller to breach any obligation of confidentiality or to reveal any proprietary information, trade secrets or marketing or strategic plans. Without limiting the foregoing, as of the date hereof, Seller will provide Purchaser with access to Seller's environmental records and such rights of investigation as are possessed by Seller with respect to the Branch Premises for purposes of conducting environmental investigations. The cost of any such investigation shall be borne entirely by Purchaser.

         SECTION 7.2 FEES AND EXPENSES. Purchaser shall be responsible for the payment of all regulatory fees related to this transaction. Purchaser shall not be responsible for any income tax liability of Seller arising from the business or operations of Seller on or before the Closing Date, and Seller shall not be responsible for any tax liabilities of Purchaser arising from the business or operations of the Branch Office after the Closing Date. Utility payments, telephone charges, real property taxes, personal property taxes, rent, salaries, deposit insurance premiums, other ordinary operating expenses of Seller and other standard expenses related to the liabilities assumed or assets purchased hereunder shall be prorated between the parties as of the Closing Date. Purchaser shall be responsible for the costs of all title examinations, title insurance fees, surveys, its own attorneys' and accountants' fees and expenses, recording costs, transfer fees, and other expenses arising in connection therewith. Seller shall be responsible for its own attorneys' and accountants' fees and expenses related to this transaction and documentary stamps and deed recording fees relating to the Real Property. Any items which are required to be prorated hereunder which cannot be prorated, because of a lack of sufficient information, by the Closing Date shall be prorated as soon as the requisite information is available. The post closing adjustments necessitated by any such proration shall be effected on the Adjustment Payment Date.

         SECTION 7.3 REGULATORY APPROVALS. Each party shall use its respective best efforts to obtain all necessary regulatory approvals. Within 30 days following the execution of this Agreement, Purchaser shall prepare and file applications required by law with the appropriate regulatory authorities for approval to consummate the transactions contemplated herein. Purchaser agrees to proceed with the preparation of such applications in a diligent manner and to provide Seller with a copy of all such applications filed (except for any confidential portions thereof).

         SECTION 7.4 CONDUCT OF BUSINESS PENDING CLOSING. From the date hereof to Closing, Seller covenants and agrees to the following:
         (a) Seller shall conduct its business only in the ordinary course; maintain a pricing structure of deposit liabilities consistent with local market conditions and good business practice, and not increase interest rates paid on deposit liabilities above those generally offered in the Branch Office's markets; use its best efforts to preserve its business operation as conducted, and to preserve for the Purchaser the good will of its customers; exercise reasonable efforts to cooperate with and assist Purchaser in assuring the orderly transition of such business from the Seller to Purchaser; provided, however, that nothing in this paragraph shall be construed as requiring Seller to engage in activities or efforts outside the ordinary course of business as presently conducted;
         (b) Except as disclosed in Schedule 7.4(b), Seller shall not enter into any contracts on behalf of or affecting the Assets or the Branch Office in excess of $5,000 without prior consent of Purchaser.
         (c) Seller shall maintain (i) insurance sufficient to replace the Assets in the event of their destruction, and (ii) all other insurance policies in existence on the date hereof at their current levels.
         (d) Seller shall maintain the Branch Premises and Branch Property in its current condition and in a manner conducive to normal business operations, ordinary wear and tear excepted.
         SECTION 7.5 REMOVAL OF SIGNS. Seller agrees to repair any damage caused by the removal of the signs which are not being transferred to Purchaser hereunder.

         SECTION 7.6 TRANSFER OF RECORDS. Seller shall assign, transfer and deliver to Purchaser such of the following records pertaining to the Deposits as exist and are available in whatever form or medium is maintained by Seller: (A) signature cards, orders and contracts between the Seller and depositors, and records of similar character, (B) deposit slips and canceled checks or withdrawal orders representing charges to depositors, and (C) records of account maintained at the Branch Office. Seller shall retain all books and records of account relating to the Branch Deposits which are not ordinarily maintained at the Branch Office, shall maintain such books and records of account for as long as may be required by applicable law for the joint benefit of itself and the Purchaser, and will permit the Purchaser or its representatives, at any reasonable time and at the Purchaser's expense, to inspect, make extracts from or copies of, any such files, books of account, or records as Purchaser shall deem reasonably necessary.

         SECTION 7.7 MAINTENANCE OF RECORDS BY PURCHASER. On and after the Closing Date, Purchaser shall become responsible for maintaining the files, documents and records delivered to Purchaser pursuant to this Agreement. Purchaser will preserve and safekeep them as required by applicable law and sound banking practice for the joint benefit of Seller and Purchaser. After the Closing Date, Purchaser will permit Seller and its representatives, for reasonable cause (and for no other purpose, it being acknowledged that competitive reasons shall not be reasonable), at reasonable times and upon reasonable notice and at Seller's expense, to examine, inspect, copy and reproduce any such files, documents or records as Seller deems reasonably necessary.

         SECTION 7.8 FIDUCIARY RELATIONSHIPS. Purchaser agrees to assume all of the fiduciary relationships of Seller arising out of any IRA deposits assumed by Purchaser pursuant to Section 2.4 hereof, to the same extent as if Purchaser had originally acquired, incurred or entered into such fiduciary relationships. Notwithstanding anything in this Agreement to the contrary, however, Purchaser will not assume or be responsible for any act or failure to act of Seller in connection with such IRA deposits prior to the Closing Date.

         SECTION 7.9 PERFORMANCE OF LIABILITIES. Purchaser agrees to honor, to the extent that such depositor has funds on deposit with Purchaser, all properly payable checks, drafts, and non-negotiable withdrawal orders on forms previously provided by Seller with respect to the Branch Deposits to the same extent as if the checks, drafts, or orders were drawn on forms provided by Purchaser with respect to similar deposits or accounts for a period of 120 days following the Closing Date, and shall hold Seller harmless with respect to any wrongful dishonor by Purchaser thereof within such period. Purchaser agrees to honor all previously authorized ACH transfers with respect to the Branch Deposits to the same extent as if the ACH transfer were made with respect to similar deposits or accounts at Purchaser for a period of ninety (90) calendar days following the Closing Date, and shall hold Seller harmless with respect to any wrongful dishonor by Purchaser thereof within such period.

         SECTION 7.10 FURTHER ASSURANCES OF PURCHASER. On and after the Closing Date, Purchaser shall give such further assurances to Seller and upon Seller's request shall execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as may be necessary and appropriate to effectively relieve and discharge Seller from any obligations remaining under the Branch Deposits; provided, however, that Purchaser need not incur any material costs or expenses in connection with the undertakings contained in this sentence unless Seller agrees to bear such costs or expenses. In particular, and without limiting the foregoing:
         (a) Purchaser will remit to Seller promptly after receipt by Purchaser after the Closing Date at any of its offices all amounts intended for deposit to accounts at Seller which were not transferred to Purchaser pursuant to the Agreement; and
         (b) With respect to checks or drafts drawn against accounts of Seller which were not transferred to Purchaser pursuant to this Agreement, Purchaser will cooperate with Seller and take all reasonable steps requested by Seller to ensure that, on and after the Closing Date, each such item which is coded for presentment to Purchaser or to any bank for the account of Purchaser is delivered to Seller in a timely manner and in accordance with applicable law and clearing house rules or agreement.

         SECTION 7.11 FURTHER ASSURANCES OF SELLER. On and after the Closing Date, Seller shall (i) give such further assistance to Purchaser and shall execute, acknowledge and deliver all such bills of sale, deeds, acknowledgments and other instruments and take such further action as may be necessary and appropriate effectively to vest in Purchaser full, legal and equitable title to the Assets, and (ii) use its best efforts to assist Purchaser in the orderly transition of the liabilities being acquired by Purchaser; provided, however, that Seller need not incur any material costs or expenses in connection with the undertakings contained in this sentence unless such costs or expenses are paid by Purchaser. In particular, and without limiting the foregoing:
         (a) Seller will remit to Purchaser promptly after receipt by Seller after the Closing Date at any of its other offices all amounts intended for deposit to the accounts which are part of the Branch Deposits or otherwise relating to the Branch Deposits; and
         (b) With respect to checks or drafts drawn against accounts which are Branch Deposits, Seller will cooperate with Purchaser and take all reasonable steps requested by Purchaser to ensure that, on and after the Closing Date, each such item which is coded for presentment to Seller or to any bank for the account of Seller is delivered to Purchaser in a timely manner and in accordance with applicable law and clearing house rules or agreement; and
         (c) After Closing, Seller shall assist Purchaser for a period of 30 days in any research reasonably requested by Purchaser with respect to Branch Loans and Branch Deposits.

         SECTION 7.12 INTEREST REPORTING. Seller shall report from January 1, 1998 through the Closing Date all interest credited to, interest withheld from, and early withdrawal penalties charged to the Branch Deposits which are assumed by Purchaser under this Agreement. Purchaser shall report from the day after the Closing Date through the end of the calendar year all interest credited to, interest withheld from, and early withdrawal penalties charged to the Branch Deposits assumed by Purchaser. Said reports shall be made to the holders of these accounts and to the applicable Federal and State regulatory agencies.

         SECTION 7.13 TRAINING SESSIONS. All training sessions and other staff meetings and other staff communications shall be coordinated with a designated Seller representative prior to any such sessions, meetings or communications.

         SECTION 7.14 NONCOMPETITION OF SELLER. For a period of two years following the Closing Date, Seller agrees not to establish branch locations within 12 miles of the Branch Office (the "Designated Area"). Notwithstanding the foregoing, the acquisition of a financial institution or of substantially all of the branch locations of a financial institution headquartered outside of the Designated Area, which has banking locations in the Designated Area shall not constitute a violation of this Section.


                                    ARTICLE 8
                       CONDITIONS TO SELLER'S OBLIGATIONS

         The obligation of Seller to complete the transactions contemplated in this Agreement are conditioned upon fulfillment (or waiver by Seller), on or before the Closing Date, of each of the following conditions:

         SECTION 8.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in this Agreement shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms hereof or consented to by Seller.

         SECTION 8.2 OBLIGATIONS PERFORMED. Purchaser shall (a) deliver to Seller those items required by Section 4.5 hereof and (b) perform and comply in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

         SECTION 8.3 REGULATORY APPROVAL. The parties hereto shall have received from the appropriate regulatory authorities approval of the transactions contemplated herein and approval for Purchaser to operate the Branch Office, and all notice and waiting periods required by law to pass shall have passed and no proceeding to enjoin, restrain, prohibit or invalidate such transactions shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.

         SECTION 8.4 NO ADVERSE LITIGATION. On the Closing Date, no action, suit or proceeding shall be pending or threatened against Purchaser which is reasonably likely to materially and adversely affect the transaction contemplated herein.


                                    ARTICLE 9
                      CONDITIONS TO PURCHASER'S OBLIGATIONS

         The obligation of Purchaser to complete the transactions contemplated in this Agreement are conditioned upon fulfillment (or waiver by Purchaser), on or before the Closing Date, of each of the following conditions:

         SECTION 9.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Seller in this Agreement shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms hereof or consented to by Purchaser.

         SECTION 9.2 OBLIGATIONS PERFORMED. Seller shall (a) deliver to Purchaser those items required by Section 4.4 hereof and (b) perform and comply in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

         SECTION 9.3 NO ADVERSE LITIGATION OR CHANGE. On the Closing Date, no action, suit or proceeding shall be pending or threatened against Seller which is reasonably likely to (a) materially and adversely affect the Assets or the Branch Deposits or (b) materially and adversely affect the transactions contemplated herein. There shall have been no material adverse change in the Assets, Branch Deposits or the operations of the Branch Office.

         SECTION 9.4 REGULATORY APPROVAL. The parties hereto shall have received from the appropriate regulatory authorities approval of the transactions contemplated herein, and all notice and waiting periods required by law to pass shall have passed and no proceeding to enjoin, restrain, prohibit or invalidate such transactions shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.


                                   ARTICLE 10
                                 INDEMNIFICATION

         SECTION 10.1 INDEMNIFICATION OF PURCHASER. Seller agrees to indemnify and hold Purchaser harmless from and against any claim, loss, liability, damage or expense that Purchaser sustains or becomes subject to as a result of (a) the operation by Seller of the Branch Office prior to the Effective Time (except for the Assumed Liabilities), (b) the breach or non-fulfillment by Seller of any warranty, representation or covenant of Seller set forth herein, and (c) any claim against, or liability or obligation of, Seller which (i) is asserted against or sustained by Purchaser, its agents or employees and (ii) has not been expressly assumed by Purchaser pursuant to this Agreement. Any such indemnification shall include any costs, including reasonable attorneys' fees incurred by Purchaser, whether or not suit is brought, subject to Section 10.3. Further, subject to Section 10.3, in the event Seller breaches any warranty or representation made in this Agreement or fails to perform any requirement or obligation undertaken in this Agreement, Seller agrees to pay all costs, including attorneys' fees (including at the appellate level), incurred by Purchaser in the enforcement hereof, whether or not suit is brought. Any such demands or claims arising out of breach of warranties, covenants, or indemnities must be made prior to the expiration of the Warranty Period.

         SECTION 10.2 INDEMNIFICATION OF SELLER. Purchaser agrees to indemnify and hold Seller harmless from and against any claim, loss, liability, damage or expense that Seller sustains or becomes subject to as a result of (a) the operation by Purchaser of the Branch Office from and after the Effective Time,
(b) as a result of the breach or non-fulfillment by Purchaser of any warranty, representation or covenant of such parties set forth herein, and (c) any claim against, or liability or obligation of, Seller which (i) is asserted against or sustained by Seller, its agents or employees and (ii) has been assumed by Purchaser pursuant to this Agreement. Any such indemnification shall include any costs, including attorneys' fees incurred by Seller, whether or not suit is brought, subject to Section 10.3. Further, subject to Section 10.3, in the event Purchaser breaches any warranty or representation made in this Agreement or fails to perform any requirement or obligation undertaken in this Agreement, Purchaser agrees to pay all costs, including reasonable attorneys' fees (including at the appellate level), incurred by Seller in the enforcement hereof, whether or not suit is brought. Any such demands or claims arising out of breach of warranties, covenants, or indemnities must be made prior to the expiration of the Warranty Period.

         SECTION 10.3 DEFENSE AND SETTLEMENT. A party seeking indemnification pursuant to this Article 10 (an "indemnified party") shall give prompt notice to the party from whom such indemnification is sought (the "indemnifying party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder. The indemnified party shall assist the indemnifying party in the defense of any such action or proceeding. The indemnifying party shall have the right to, and shall at the request of the indemnified party, assume the defense of any such action or proceeding at its own expense. In any such action or proceeding, the indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its own expense unless:
         (a) The indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel; or
         (b) The named parties to any such suit, action or proceeding
             (including any impleaded parties) include both the indemnifying party and the indemnified party and, in the reasonable judgment of the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
         An indemnifying party shall not be liable under this Section 10.3 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder. The indemnifying party may settle any claim without the consent of the indemnified party, but only if the sole relief awarded is monetary damages that are paid in full by the indemnifying party. An indemnified party shall, subject to its reasonable business needs, use reasonable efforts to minimize the indemnification sought from the indemnifying party hereunder. Notwithstanding the foregoing, no investigation by an indemnified party at or prior to the Closing shall relieve an indemnifying party of any liability hereunder, unless the indemnified party seeks indemnity in respect of a representation or warranty which it actually had reason to believe to be incorrect as a result of its investigation prior to the Closing and the indemnified party intentionally failed to bring such belief to the attention of the indemnifying party prior to the Closing.
         SECTION 10.4 LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Article 10, no indemnification shall be required to be made by either party until the aggregate amount of all such claims by a party, together with all claims made by that same party (or that party's affiliate) under that certain Purchase and Assumption Agreement dated the date hereof between Seller and The Bank of Belton, exceeds an aggregate of $50,000. Once such aggregate amounts exceed $50,000, such party (or parties, in the case of a party's affiliate) shall thereupon be entitled to indemnification for all amounts, including the initial $50,000. In addition, the parties shall have no obligation under this Article 10 for any consequential liability, damage or loss the indemnified party may suffer as the result of any demand, claim or lawsuit.


                                   ARTICLE 11
                                    PERSONNEL

         SECTION 11.1 RESPONSIBILITIES OF PURCHASER. Purchaser will offer to hire on an "at will" basis all the Employees who are actively performing their job duties on the Closing Date (and Seller will make all such employees available for hire by Purchaser, without restriction). All personnel hired by Purchaser will be given credit for the same number of years of service for benefit purposes as Seller now gives in accordance with Purchaser's employee benefit plans. Schedule 11.1 attached hereto and updated to the Closing Date sets forth a true, correct and complete list showing all such employees, their respective dates of hire and salary levels. Purchaser shall be liable for any salaries, wages, bonuses, or commissions earned or accrued by all such Branch personnel on and after the Closing Date.

         SECTION 11.2 BENEFIT PLANS. Prior to Closing, each of Seller and Purchaser shall have provided to the other copies of the summary plan descriptions of all employee benefit plans. Except as set forth on Schedule 11.2, Seller has no pension benefit, welfare benefit or other compensation plan of any sort (including any employment contract) with respect to its employees. Seller shall pay to all employees listed on Schedule 11.1 all amounts due them under Seller's pension plan, under the terms of such plan as of the Closing Date.

         SECTION 11.3 REPRESENTATIONS WITH RESPECT TO EMPLOYEES. Seller represents and warrants to Purchaser that Seller is not a party to any employee contracts or compensation arrangements with respect to its employees, and Seller will indemnify Purchaser with respect to any and all liabilities arising under any such contract or arrangement. During the period of time from the date hereof through the Closing Date, Seller agrees not to increase the number of employees, employee compensation or employee benefits, other than employee compensation increases which would have otherwise occurred in the ordinary course of business. Seller's employees are not represented by a labor union nor are they parties to a collective bargaining agreement. No request for such representation is pending.

                                   ARTICLE 12
                                  MISCELLANEOUS

         SECTION 12.1 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be duly addressed as follows:

(a)      If to Seller, to:                Carolina First Bank
                                          102 S. Main Street
                                          Greenville, SC 29601
                                          Attn: William S. Hummers III

         with a copy to:                  Wyche, Burgess, Freeman & Parham, P.A.
                                          Post Office Box 728
                                          Greenville, SC 29602
                                          Attn: William P. Crawford, Jr

(b)      If to Purchaser, to:             Clemson Bank & Trust
                                          c/o Community Capital Corporation
                                          109 Montague Street
                                          Greenwood, South Carolina 29646
                                          Attn: William G. Stevens

         with a copy to:                  Nexsen, Pruet, Jacobs & Pollard
                                          P.O. Drawer 2426
                                          Columbia, South Carolina 29202
                                          Attn: Julian Hennig III

         Any such notice sent by registered or certified mail, return receipt requested, or by overnight courier, such as Federal Express, shall be deemed to have been duly given and received forty-eight (48) hours after the same is so addressed and mailed with postage prepaid. Notice sent by any other manner shall be effective only upon actual receipt thereof.

         SECTION 12.2 CONDITIONS FOR TERMINATION. In addition to the provisions for termination as provided elsewhere in this Agreement, this Agreement shall terminate and be of no further force or effect as between the parties, except as to liability for breach of any duty or obligation arising prior to the date of termination, upon the occurrence of any of the following:
         (a) The expiration of thirty (30) calendar days after any governmental agency shall have denied or refused to grant the approvals or consents required to be obtained pursuant to this Agreement, unless within said thirty (30) day period Purchaser and Seller agree to submit or resubmit an application to, or appeal the decision of, the regulatory authority which denied or refused to grant approval thereof;
         (b) The expiration of thirty (30) Business Days from the date that either party has given notice to the other party of such other party's material breach of any covenant or failure to fulfill any condition to such party's performance under this Agreement; provided, however, that no such termination shall take effect if within said thirty (30) day period the party so notified shall have fully and completely corrected the grounds for termination as specified in such notice;
         (c) Upon the failure to consummate the transaction on or before July 31, 1998, unless such date is extended in writing agreed to by both parties; and
         (d) Upon mutual consent of the parties to terminate.
         Notwithstanding anything to the contrary contained in this Agreement, no party hereto shall have the right to terminate this Agreement on account of its own breach, a breach by its affiliate, or any immaterial breach by another party.

         SECTION 12.3 EFFECT OF TERMINATION. No termination of this Agreement pursuant to this Article 12 or for any reason or in any manner shall release, or be construed to release, either party hereto from liability or damage to the other party arising out of, in connection with, or otherwise relating to, directly or indirectly, such party's breach, default or failure in performance of any material covenants, agreements, duties or obligations arising hereunder.

         SECTION 12.4 RIGHTS UPON DEFAULT. The parties hereto each acknowledge that the rights of the other to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character, and that, in the event that any party violates or fails or refuses to perform any covenant or agreement made in this Agreement, then the other party may be without adequate remedy at law. The parties each agree, therefore, that in the event that any of them violates or fails or refuses to perform any covenant or agreement made in this Agreement, any other party may, in addition to any remedies at law for damages or other relief, institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief.

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         SECTION 12.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the undersigned parties and their respective successors and permitted assigns (and to or for the benefit of no other person or entity whatsoever). Except for such assignments as may be necessary to effect the transactions through wholly-owned subsidiaries of the parties hereto, no assignment of this Agreement shall be made by the parties prior to the Closing without the prior written consent of all parties.

         SECTION 12.6 GOVERNING LAW. Except as required by federal law, this Agreement shall be controlled, construed and enforced in accordance with the laws of South Carolina.

         SECTION 12.7 ANNOUNCEMENTS. The parties agree that the terms and conditions of the transactions contemplated in this Agreement are to remain confidential, except and only to the extent that applicable law requires disclosure (and then notice of such disclosure shall be given to the other). Any announcement or notice to third parties or to the public concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated between the parties hereto.

         SECTION 12.8 CONFIDENTIALITY. The parties agree that all information provided to the other parties hereunder (other than information which is a matter of public knowledge or which has heretofore been published in any publication for public distribution or filed as public information with any governmental authority) is confidential and shall be used by the other parties only for the purposes hereof. Should this Agreement be terminated for any reason, each party shall return all such information, including all copies, to the other party or parties.

         SECTION 12.9 INTEGRATION. This Agreement and other agreements, documents, and instruments to be delivered pursuant hereto supersedes all prior negotiations, agreements and understandings between the parties and shall constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be altered or amended except in a writing signed by the parties.

         SECTION 12.10 WAIVER. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same; and no waiver by a party of any provision (or breach of a provision) hereof, whether by conduct or otherwise, in any one or more instances shall be denied or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision or breach hereof.

         SECTION 12.11 HEADINGS. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         SECTION 12.12 EXPENSES. Except as otherwise provided in this Agreement, all legal, accounting and other costs and expenses incurred in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall be borne and paid by the party incurring such costs and expenses, and neither party shall be obligated for any cost or expense incurred by the other party.

         SECTION 12.13 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision of this Agreement is invalid, such determination shall not affect the validity of the other provisions of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

         SECTION 12.14 TIME OF THE ESSENCE. Due to the sensitive nature of this transaction, it understood and agreed that time is of the essence of this Agreement.

                                   End of Page
                       The next page is the Signature Page

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                                 Signature Page


         IN WITNESS WHEREOF, the parties have duly executed this Purchase and Assumption Agreement as of the day first above written.

Attest:                                      CAROLINA FIRST BANK

/s/ Catherine W. Batson                      By:     /s/ William S. Hummers, III
(Assistant Secretary)                                William S. Hummers, III



Attest:                                      CLEMSON BANK & TRUST

/s/ George D. Rodgers                        By:     /s/ Donna W. Robinson
(Secretary)                                          Donna W. Robinson
                                             Its:    President

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                                List of Exhibits

Exhibit A                  - [Reserved]

Exhibit B                  - Bill of Sale

Exhibit C                  - Assignment and Assumption Agreement

Schedule 2.1(b)            - Branch Property

Schedule 2.1(e)            - Branch Loans

Schedule 2.1(f)            - Safe Deposit Leases

Schedule 2.1(g)            - Equipment Leases

Schedule 2.2(d)            - Excluded Assets

Schedule 2.3(a)            - Additional Obligations Related to Branch Deposits

Schedule 2.3(c)            - Additional Liabilities

Schedule 2.4(a)            - Excluded Deposits

Schedule 7.4(b)            - Contracts

Schedule 11.1              - Employees

Schedule 11.2              - Pension Benefit and Welfare Benefit Plans



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